UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☑                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Perma-Fix Environmental Services, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

8302 Dunwoody Place, Suite 250

Atlanta, Georgia 30350

NOTICE OF ANNUAL MEETING

To Be Held July 28, 2016

To the Stockholders of Perma-Fix Environmental Services, Inc.:

Notice is hereby given that the 2016 Annual Meeting of Stockholders (the “Meeting”) of Perma-Fix Environmental Services, Inc. (the “Company”) will be held at the Crowne Plaza Hotel, Atlanta Airport, 1325 Virginia Avenue, Atlanta, Georgia 30344, on Thursday, July 28, 2016, at 11:00 a.m. (EDST), for the following purposes:

1.	To elect seven directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

2.	To ratify the appointment of Grant Thornton, LLP as the independent registered public accounting firm of the Company for the 2016 fiscal year;

3.	To approve, on an advisory basis, the 2015 compensation of our named executive officers as described herein;

4.	To transact such other business as may properly come before the meeting and at any adjournments thereof.

Only stockholders of record at the close of business on June 9, 2016, will be entitled to notice of, and to vote at, the Meeting or at any postponement or adjournment thereof.

This Notice of Annual Meeting of Stockholders, our Annual Report for 2015 and the accompanying Proxy Statement and Proxy Card are being first mailed to stockholders on or about June 23, 2016.

The Company’s Annual Report for 2015 is enclosed for your reference.

By the order of the Board of Directors

Ben Naccarato

Secretary

Atlanta, Georgia

June 23, 2016

It is important that your shares be represented at the Meeting. Whether or not you plan to attend the Meeting, we urge you to vote your shares over the internet as described in the proxy material, or you may sign, date and mail the enclosed proxy card in the pre-paid envelope provided. If you decide to attend the Meeting, you may, if so desired, revoke the Proxy and vote in person.

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

8302 Dunwoody Place, Suite 250

Atlanta, Georgia 30350

PROXY STATEMENT

FOR THE

2016 ANNUAL MEETING OF STOCKHOLDERS

Why am I receiving this Proxy Statement?

You are receiving this Proxy Statement from us because you were a stockholder of record of the common stock, par value $.001 (the “Common Stock”), of Perma-Fix Environmental Services, Inc. (“Perma-Fix”, the “Company”, “we”, “our”, or “us”) at the close of business on June 9, 2016 (the “Record Date”). This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of the Company (the “Board of Directors” or the “Board”) of proxies to be used in voting at the 2016 Annual Meeting of Stockholders to be held at the Crowne Plaza Hotel, Atlanta Airport, 1325 Virginia Avenue, Atlanta, Georgia, 30344, on Thursday, July 28, 2016, at 11:00 a.m. (EDST), and any adjournments thereof (the “Meeting”). By use of a proxy, you may vote whether or not you plan to attend the Meeting. This Proxy Statement describes the matters on which the Board would like you to vote, and provides information on those matters, so that you can make an informed decision.

Who is entitled to vote at the Meeting?

Only the holders of our Common Stock at the close of business on the Record Date will have the right to receive notice of, and be entitled to vote at, the Meeting. At the close of business on the Record Date, 11,574,331 shares of Common Stock (which excludes 7,642 treasury shares) were outstanding. Each stockholder of record, as of the Record Date, is entitled to one vote for each share of Common Stock that the stockholder owned as of the Record Date on each matter to be voted upon at the Meeting.

What vote is required to approve the matters being considered?

●	Directors are elected by a plurality of the shares present in person or represented by proxy and entitled to vote at the Meeting.

●

The ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting.

●

The approval of the 2015 compensation of our named executive officers requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting. While the Board of Directors intends to carefully consider the shareholder vote resulting from this proposal, the final vote will not be binding and is advisory in nature.

Are abstentions counted?

If your proxy indicates an abstention from voting on the proposal, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on any matter at the annual meeting. Because abstentions represent shares entitled to vote, if you abstain from voting on a proposal, your abstention (a) will have no effect on the election of directors, (b) will have the effect of a vote against the ratification of the appointment of the independent registered public accounting firm, and (c) will have the effect of a vote against the resolution on executive compensation.

How do I cast my vote?

If you are a stockholder whose shares are registered in your name, you may vote your shares in person at the meeting or by one of the two following methods:

●	Vote by Internet, by going to the web address www.cstproxyvote.com and following the instructions for Internet voting.

●	Vote by Proxy Card, by completing, signing, dating and mailing the enclosed proxy card in the envelope provided. If you vote by Internet, please do not mail your proxy card.

If your shares are held in “street name” (through a broker, bank or other nominee), you may receive a separate voting instruction form with this Proxy Statement, or you may need to contact your broker, bank or other nominee to determine whether you will be able to vote electronically using the Internet.

Whether or not you plan to attend the 2016 Annual Meeting of Stockholders, please submit your vote either by internet or by written proxy card.

Can I change my mind after I vote?

Yes, you may change your mind at any time before the polls close at the Meeting. You can change your vote by:

●	executing and submitting a revised proxy;

●	providing a written revocation to the Secretary of the Company; or

●	voting in person at the Meeting.

What constitutes a quorum?

A majority of all of the outstanding shares of Common Stock entitled to notice of, and to vote at, the Meeting, represented in person or by proxy, will constitute a quorum for the holding of the Meeting. The failure of a quorum to be represented at the Meeting will necessitate adjournment and will subject the Company to additional expense. If your proxy indicates an abstention from voting on a proposal, the shares represented will nonetheless be counted as present for the purpose of determining a quorum.

Will my shares be voted if I do not provide my proxy?

No. If your shares are registered in your name, they will not be voted, unless you submit your proxy or vote in person at the Meeting. If you hold your shares directly in your own name, you must vote, either by completing, signing and delivering a proxy, voting by the internet, or attending the Meeting and voting at the Meeting.

Who votes shares held in “street name”?

If your shares of Common Stock are held by a bank, broker or other nominee as custodian on your behalf, you are considered a “beneficial” stockholder of those shares, which are said to be held in “street name.” As a beneficial stockholder, you must provide voting instructions to your broker, bank, or other nominee by the deadline provided in the proxy materials you receive from your broker, bank, or other nominee to ensure your shares are voted in the way you would like. If you do not provide voting instructions to your broker, bank, or other nominee, whether your shares can be voted on your behalf depends on the type of item being considered for vote. The NYSE has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The NASDAQ Capital Market) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”). A “broker non-vote” occurs when a broker has not received voting instructions from a beneficial owner on a non-routine matter and therefore cannot vote such beneficial owner’s shares on the matter. In these cases, the broker can register your shares as being present at the Meeting for purposes of determining the presence of a quorum, but will not be able to vote on these non-discretionary matters for which specific authorization is required. Under NYSE interpretations, Proposal 1 (election of directors) and Proposal 3 (advisory vote on executive compensation) are considered non-routine matters. However, since broker non-votes are not counted in any vote requiring a plurality of votes cast (Proposal 1) or a majority of the votes present in person or represented by proxy and entitled to vote (Proposal 3), broker non-votes will have no effect on the outcome of any of these proposals. Proposal 2 (ratification of the selection of the independent registered public accounting firm for 2015) is considered a routine matter and, thus, we do not expect to receive any broker non-votes on this proposal.

Who will count the votes?

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions.

Where can I find the voting results of the Meeting?

We will announce the voting results at the Meeting and publish final results in a Form 8-K to be filed with the Securities and Exchange Commission within four business days after the Meeting.

Who is paying the cost of this solicitation?

The Company will pay the cost of preparing, printing, assembling, and mailing this Proxy Statement and the Proxy Card. In addition to solicitation by use of the mail, certain of the Company’s officers and employees may, without receiving additional compensation therefore, solicit the return of proxies by telephone, e-mail or personal interview. We also have retained The Proxy Advisory Group, LLC to assist us in the solicitation of votes described above. We will pay The Proxy Advisory Group, LLC a fee of $9,500, which includes a base fee and customary costs and expenses for this service. The Company will reimburse brokerage houses and custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses in forwarding soliciting materials to their principals, the beneficial owners of Common Stock.

Is the stockholder list available for review?

A list of stockholders entitled to vote at the Meeting will be open to the examination of any stockholder for any purpose germane to the Meeting during ordinary business hours commencing 10 days before the Meeting. Prior to the Meeting, the list will be maintained at our principal executive offices located at 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350.

PROPOSAL 1 - ELECTION OF DIRECTORS

The Company’s Certificate of Incorporation provides that each member of the Board of Directors shall hold office until the next Annual Meeting of Stockholders and their successors have been elected and qualified or until their earlier resignation or removal. Successors to those directors whose terms have expired are required to be elected by stockholder vote. The existing Board of Directors may fill vacancies for an unexpired term and any newly created directorships created by the Board of Directors’ action.

The seven nominees for membership on our Board of Directors named below were recommended by our Corporate Governance and Nominating Committee to serve as members of the Board of Directors. All nominees are incumbent directors and meet the qualifications for membership on our Board of Directors as set forth in the Company’s Amended and Restated Bylaws, as amended (the “Bylaws”).

The Company’s Bylaws provide that the number of the Company’s directors shall be at least three and no more than eight, as may be determined from time to time by resolution adopted by affirmative vote of a majority of the entire Board of Directors. The Board of Directors has set the size of the Board at seven members.

Nominees for Directors

The following biographical information includes a discussion of the specific experience, qualifications, attributes or skills that led to the conclusion by our Corporate Governance and Nominating Committee that each of the nominees is qualified to serve as one of our Directors:

Dr. Louis F. Centofanti Director Age: 73

Dr. Centofanti is currently the Company’s President and Chief Executive Officer (“CEO”), positions he has held since March 1996 and also from February 1991 to September 1995. Dr. Centofanti served as Chairman of our Board from the Company’s inception in February 1991 until December 16, 2014, at which time Mr. Larry M. Shelton, an independent member of our Board, was appointed to the position of Chairman of the Board. Dr. Centofanti continues to serve as a member of our Board. In January 2015, Dr. Centofanti was appointed by the U.S Secretary of Commerce Penny Prizker to serve on the U.S. Department of Commerce’s Civil Nuclear Trade Advisory Committee (“CINTAC”). The CINTAC is composed of industry representatives from the civil nuclear industry and meets periodically throughout the year to discuss the critical trade issues facing the U.S. civil nuclear sector. Effective June 2, 2015, Dr. Centofanti was elected to the Supervisory Board of Perma-Fix Medical S.A. (“PF Medical”), a majority-owned Polish subsidiary of the Company involved in the research and development of a new medical isotope production technology. From 1985 until joining the Company, Dr. Centofanti served as Senior Vice President of USPCI, Inc., a large hazardous waste management company, where he was responsible for managing the treatment, reclamation and technical groups within USPCI. In 1981, he founded PPM, Inc. (later sold to USPCI), a hazardous waste management company specializing in treating PCB contaminated oil. From 1978 to 1981, Dr. Centofanti served as Regional Administrator of the U.S. Department of Energy for the southeastern region of the United States. Dr. Centofanti has a Ph.D. and a M.S. in Chemistry from the University of Michigan, and a B.S. in Chemistry from Youngstown State University.

As founder of the Company and of PPM, Inc., and as senior executive leader at USPCI, Dr. Centofanti combines extensive business experience in the waste management industry with a drive for innovative technology which is critical for a waste management company. In addition, his service in the government sector provides a solid foundation for the continuing growth of the Company, particularly within the Company’s nuclear business. Dr. Centofanti’s comprehensive understanding of the Company and his extensive knowledge of its history, coupled with his drive for innovation and excellence, positions Dr. Centofanti to optimize our role in this competitive, evolving market, and led the Board to conclude that he should serve as a director.

John M. Climaco, Director Age: 47

Mr. Climaco has been a director of the Company since October 2013. Effective June 2, 2015, Mr. Climaco was named the Executive Vice President (“EVP”) of PF Medical. From 2012 through 2015, Mr. Climaco served as an independent consultant to a variety of healthcare and medical technology companies. Since June 2015, Mr. Climaco has served as a board member for Essex Rental Corporation, a heavy-lifting-equipment rental and leasing company that provides various types of cranes, other lifting equipment, and product support used in a wide array of construction projects and whose securities are traded over-the-counter. Mr. Climaco has also served as a board member since 2012 for Digirad Corporation, a NASDAQ-listed company that manufactures cameras for nuclear imaging applications and provides for in-office nuclear cardiology imaging (see “Certain Relationships and Related Transactions” for a discussion of Mr. Climaco’s employment with PF Medical and a transaction between PF Medical and Digirad Corporation). Mr. Climaco has previously served as a board member for PDI, Inc., a provider of outsourced commercial services to pharmaceutical, biotechnology, and healthcare companies. He has also served as a board member for InfuSystem Holdings, Inc., a NASDAQ-listed company that is a leading supplier of infusion services to oncologists and other out-patient treatment settings. From 2003 to 2012, Mr. Climaco served as president and chief executive officer, as well as a director, of Axial Biotech, Inc., a venture-backed molecular diagnostics company specializing in spine disorders, which he cofounded in 2003. From 2001 to 2007, he practiced law for the firm of Fabian and Clendenin, specializing in corporate and tax legal strategies for diverse clients across the U.S. and Europe, as well as joint venture, corporate and securities transactions. Mr. Climaco earned his B.A. in Philosophy from Middlebury College and holds a J.D. from the University of California Hasting College of the Law.

Mr. Climaco’s extensive legal and operational experience, including strategic planning and business development, provides valuable asset to the Company’s immediate and future growth in our industry, and led the Board to conclude that he should serve as a director.

Dr. Gary Kugler, Director Age: 75

Dr. Gary Kugler, a director since September 2013, served as the chairman of the board of the Nuclear Waste Management Organization (“NWMO”) from 2006 to June 2014, where he led its oversight through the work of four committees, including an Audit-Finance-Risk Committee. NWMO was established under the Canadian Nuclear Fuel Waste Act (2002) to investigate and implement approaches for managing Canada’s used nuclear fuel. Dr. Kugler also served on the board of Ontario Power Generation, Inc. (“OPG”) from 2004 to March 2014 where he served as a member on four different committees, including the Audit, Finance, and Risk Committee from 2004 to 2008. OPG is one of Canada’s largest electricity generation companies, owning 18 nuclear, 65 hydro, and two biomass power plants. Effective June 2, 2015, Dr. Kugler was elected to the Supervisory Board of PF Medical. Dr. Kugler has had an extensive career in the nuclear industry, both nationally and internationally. He retired from Atomic Energy of Canada Limited (“AECL”) as SVP, Nuclear Products & Services, in 2004, where he was responsible for all of AECL’s commercial operations, including nuclear power plant sales and services world-wide. During his 34 years with AECL, he held various technical, project management, business development, and executive positions. Prior to joining AECL, Dr. Kugler served as a pilot in the Canadian air force. He holds a Ph.D. in nuclear physics from McMaster University in Ontario and is a graduate of the Directors Education Program of the Institute of Corporate Directors.

Dr. Kugler’s extensive career in the nuclear industry, both nationally and internationally, brings valuable insight and knowledge to the Company as it expands its business internationally, and led the Board to conclude that he should serve as a director.

Jack Lahav, Director Age: 67

Jack Lahav, a director since September 2001, is a private investor and entrepreneur, specializing in launching and growing sophisticated technological businesses. Mr. Lahav is a philanthropist, devoting much of his time to charitable activities, serving as President as well as Board member of several charities. Mr. Lahav currently serves as Chairman of several companies, among them Docsera, a company that develops fast digitations capability for the education market; Buzzilla, an Israeli company that delivers the conversation on the internet a client seeks to follow about its organization or company; and Phoenix Audio Technologies, a company that provides better audio communication solutions for Voice over Internet Protocol (“VoIP”) and other internet applications. Previously, Mr. Lahav founded Remarkable Products Inc. and served as its president from 1980 to 1993. Mr. Lahav co-founded Lamar Signal Processing, Inc., a digital signal processing company, and was president of Advanced Technologies, Inc., a robotics company that was acquired by a leading U.S manufacturing company. Mr. Lahav served as a director of Vocaltec Communications, Ltd., the company that pioneered VoIP, and helped complete its initial public offering on NASDAQ. From 2001 to 2004, Mr. Lahav served as Chairman of Quigo Technologies, Inc., a search-engine company acquired by AOL in December 2007.

Having launched a number of successful businesses, Mr. Lahav has established a record of success in developing and growing many businesses. His “know how” enables him to provide important perspectives to the Board relating to a variety of business challenges. His commitment to charitable organizations provides a unique component of a well-rounded Board. These factors led the Board to conclude that he should serve as a director.

Hon. Joe R. Reeder, Director Age: 68

Mr. Reeder, a director since April 2003, served as the Shareholder-in-Charge of the Mid-Atlantic Region (1999-2008) for Greenberg Traurig LLP, one of the nation's largest law firms, with 57 offices and over 1,900 attorneys worldwide. Currently a principal shareholder in the law firm, his clientele includes sovereign nations, international corporations, and law firms throughout the U.S. As the 14th Undersecretary of the U.S. Army (1993-97), Mr. Reeder also served for three years as chairman of the Panama Canal Commission's board of directors where he oversaw a multibillion-dollar infrastructure program, and, for the past fourteen years has served on the International Advisory Board of the Panama Canal.  He has served on the boards of the National Defense Industry Association (NDIA) (and chaired NDIA’s Ethics Committee), the Armed Services YMCA, and many other private companies and charitable organizations. Following successive appointments by Virginia governors Mark Warner and Tim Kaine, Mr. Reeder served seven years as chairman of two Commonwealth of Virginia military boards and served ten years on the National USO Board. Mr. Reeder was appointed by Governor Terry McAuliffe to the Virginia Military Institute’s Board of Visitors (2014). Mr. Reeder is also a television commentator on legal and national security issues.  Among other corporate positions, he has been a director since September 2005 for ELBIT Systems of America, LLC, a NASDAQ company that provides product and system solutions focusing on defense, homeland security, and commercial aviation. Mr. Reeder also serves as a board member for Washington First Bank (since April 2004). A graduate of West Point who served in the 82nd Airborne Division following Ranger School, Mr. Reeder earned his J.D. from the University of Texas and his L.L.M. from Georgetown University.

Mr. Reeder has a distinguished career in solving and overseeing solutions to complex issues involving both domestic and international concerns. His extensive knowledge and problem-solving experience has enhanced the Board’s ability to address significant challenges in the nuclear market, and led the Board to conclude that he should serve as a director.

Larry M. Shelton Board Chairman Age: 62

Mr. Shelton, a director since July 2006, has also held the position of Chairman of the Board of the Company since December 16, 2014. Mr. Shelton currently is the chief financial officer (“CFO”) (since 1999) of S K Hart Management, LC, an investment holding company. In January 2013, Mr. Shelton was elected President of Pony Express Land Development, Inc. (an affiliate of SK Hart Management, LC), a privately-held land development company, for which he has served on the board since December 2005. In March 2012, he was appointed director and CFO of S K Hart Ranches (PTY) Ltd, a private South African Company involved in agriculture business, and in April 2014, Mr. Shelton was appointed to the Supervisory Board of PF Medical. Mr. Shelton has over 18 years of experience as an executive financial officer for several waste management companies. He was CFO of Envirocare of Utah, Inc. (1995–1999), and CFO of USPCI, Inc. (1982–1987), a New York Stock Exchange listed company. Since July 1989, Mr. Shelton has served on the board of Subsurface Technologies, Inc., a privately-held company specializing in providing environmentally sound innovative solutions for water well rehabilitation and development. Mr. Shelton has a B.A. in accounting from the University of Oklahoma.

With his years of accounting experience as CFO for various companies, including a number of waste management companies, Mr. Shelton combines extensive knowledge and understanding of accounting principles, financial reporting requirements, evaluating and overseeing financial reporting processes and business matters. These factors led the Board to conclude that he should serve as a director.

Mark A. Zwecker, Director Age: 65

Mark Zwecker, a director since the Company's inception in January 1991, currently serves as the CFO and a board member for JCI US Inc., a telecommunications company providing cellular service for machine to machine applications. From 2006 to 2013, Mr. Zwecker served as Director of Finance for Communications Security and Compliance Technologies, Inc., a software company developing security products for the mobile workforce. From 1997 to 2006, Mr. Zwecker served as President of ACI Technology, LLC, an IT services provider, and from 1986 to 1998, he served as Vice President of Finance and Administration for American Combustion, Inc., a combustion technology solution provider. In 1983, with Dr. Centofanti, Mr. Zwecker co-founded PPM, Inc., a hazardous waste management company. He remained with PPM, Inc. until its acquisition in 1985 by USPCI. Mr. Zwecker has a B.S. in Industrial and Systems Engineering from the Georgia Institute of Technology and an M.B.A. from Harvard University.

As a director of the Company since our inception, Mr. Zwecker’s understanding of our business provides valuable insight to the Board. With years of experience in operations and finance for various companies, including a number of waste management companies, Mr. Zwecker combines extensive knowledge of accounting principles, financial reporting rules and regulations, the ability to evaluate financial results, and understanding of financial reporting processes. He has an extensive background in operating complex organizations. Mr. Zwecker’s experience and background position him well to serve as a member of our Board. These factors led the Board to conclude that he should serve as a director.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE SEVEN NOMINEES AS THE COMPANY’S DIRECTORS.

Board Independence

The Board has determined that each director, other than Dr. Centofanti and Mr. John Climaco, is “independent” within the meaning of the applicable NASDAQ rules. Dr. Centofanti is not deemed to be an “independent director” because of his employment as a senior executive of the Company. The Board determined that Mr. Climaco does not currently qualify as an “independent director” because of his employment, effective June 2, 2015, as EVP of PF Medical, a majority-owned Polish subsidiary of the Company, and because he is also a director of Digirad Corporation, with which PF Medical entered into a supplier agreement and a subscription agreement (together, the “Digirad Agreement”) on July 24, 2015 (see “John Climaco” under “Certain Relationships and Related Transactions – Related Party Transactions” for further discussion of his position with PF Medical and a description of the Digirad Agreement).

Board Leadership Structure

We currently separate the roles of Chairman of the Board and CEO. The Board believes that its current leadership structure, with Dr. Centofanti serving as President and CEO and Mr. Shelton serving as our independent non-executive Chairman of the Board, is appropriate for the Company at this time, as this structure promotes balance between the Board’s independent authority to oversee our business, and the CEO and his management team, who manage the business on a day-to-day basis.

The Company does not have a written policy with respect to the separation of the positions of Chairman of the Board and CEO. The Company believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Chairman and CEO in any way that is in the best interests of the Company at a given point in time; therefore, the Company’s leadership structure may change in the future as circumstances may dictate.

Mr. Mark Zwecker, a current member of our Board, continues to serve as the Independent Lead Director, a position he has held since February 2010. The Lead Director’s role includes:

●	convening and chairing meetings of the non-employee directors as necessary from time to time and Board meetings in the absence of the Chairman of the Board;
●	acting as liaison between directors, committee chairs and management;
●	serving as information sources for directors and management; and
●	carrying out responsibilities as the Board may delegate from time to time.

Meetings and Committees of the Board of Directors

During 2015, the Board of Directors held four meetings. No director attended fewer than 75% of the aggregate number of meetings held by the Board of Directors and the committees on which he served during 2015. The Company does not currently have a policy with respect to the attendance of its directors at annual meetings; however, the Company encourages each of its directors to attend whenever possible. All members of our Board of Directors attended our 2015 Annual Meeting of Stockholders. The Board of Directors has a standing Audit Committee, Compensation and Stock Option Committee, Corporate Governance and Nominating Committee, Research and Development Committee, and Strategic Advisory Committee.

Audit Committee:

The Audit Committee assists the Board of Directors in monitoring the integrity of the financial statements of the Company, the independent auditor’s qualifications and independence, the performance of the Company’s internal audit function and independent auditor, and the Company’s compliance with legal and regulatory requirements. In carrying out these purposes, the Audit Committee, among other things:

●	appoints, evaluates, and approves the compensation of the Company’s independent auditor;

●	pre-approves all auditing services and permitted non-audit services;

●	annually considers the qualifications and independence of the independent auditors;

●	reviews recommendations of independent auditors concerning the Company’s accounting principles, internal controls, and accounting procedures and practices;

●	reviews and approves the scope of the annual audit;

●	reviews and discusses with the independent auditors the audited financial statements; and

●	performs such other duties as set forth in the Audit Committee Charter.

The Audit Committee was established in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the listing requirements of the NASDAQ, and is governed by an Audit Committee Charter. A copy of the Audit Committee Charter is available on our website at www.perma-fix.com. The Audit Committee has established procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns by employees of the Company regarding accounting or auditing matters.

The Audit Committee members during 2015 were Mark A. Zwecker (Chairperson), Larry M. Shelton, and Jack Lahav, who replaced Dr. Gary G. Kugler as a member of the Audit Committee effective September 17, 2015. The Board of Directors has determined that each member of the Audit Committee is/was an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K of the Exchange Act. The Audit Committee meets at least quarterly and at such additional times as necessary or advisable. The Audit Committee held eight meetings during 2015. Each member of the Audit Committee in 2015 was “independent,” as that term is defined by the current NASDAQ listing standards, and each current member of the Audit Committee is “independent” under such definition.

Compensation and Stock Option Committee:

The Compensation and Stock Option Committee (“Compensation Committee”) reviews and recommends to the Board of Directors the compensation and benefits of all of the Company’s officers and reviews general policy matters relating to compensation and benefits of the Company’s employees. The Compensation Committee also administers the Company’s stock option plans. The Compensation Committee has the sole authority to retain and terminate a compensation consultant, as well as to approve the consultant’s fees and other terms of engagement. It also has the authority to obtain advice and assistance from internal or external legal, accounting or other advisors. No compensation consultant was employed during 2015. Members of the Compensation Committee during 2015 were Dr. Gary G. Kugler (who became a member effective September 17, 2015 and who also replaced Larry Shelton as Chairperson of the Compensation Committee effective September 17, 2015), Larry M. Shelton, Joe R. Reeder, and Mark A. Zwecker. Dr. Charles E. Young was also a member of the Compensation Committee until his departure from the Board effective September 17, 2015. Dr. Young elected not to stand for re-election at the Company’s 2015 Annual Meeting of Stockholders due to personal reasons and not due to any disagreement with the Company’s operations, policies or practices. The Compensation Committee held four meetings in 2015. All members of the Compensation Committee in 2015 were "independent" as that term is defined by the current NASDAQ listing standards, and each current member of the Compensation Committee is “independent” under such definition. The Compensation Committee is governed by the Company’s Compensation and Stock Option Committee Charter, which is available on our website at www.perma-fix.com.

Corporate Governance and Nominating Committee:

The Corporate Governance and Nominating Committee (“Nominating Committee”) recommends to the Board of Directors candidates to fill vacancies on the Board and the nominees for election as directors at each Annual Meeting of Stockholders. In making such recommendation, the Nominating Committee takes into account information provided to them from the candidate, as well as the Nominating Committee’s own knowledge and information obtained through inquiries to third parties to the extent the Nominating Committee deems appropriate. The Company’s Bylaws sets forth certain minimum director qualifications to qualify for nomination for elections as a director. To qualify for nomination or election as a director, an individual must:

●	be an individual at least 21 years of age who is not under legal disability;
●	have the ability to be present, in person, at all regular and special meetings of the Board of Directors;
●	not serve on the boards of more than three other publicly held companies;
●

satisfy the director qualification requirements of all environmental and nuclear commissions, boards or similar regulatory or law enforcement authorities to which the Corporation is subject so as not to cause the Corporation to fail to satisfy any of the licensing requirements imposed by any such authority;

●	not be affiliated with, employed by or a representative of, or have or acquire a material personal involvement with, or material financial interest in, any “Business Competitor” (as defined);
●	not have been convicted of a felony or of any misdemeanor involving moral turpitude; and
●	have been nominated for election to the Board of Directors in accordance with the terms of the Bylaws.

In addition to the minimum director qualifications as mentioned above, each candidate’s qualifications are also reviewed to include:

●	standards of integrity, personal ethics and value, commitment, and independence of thought and judgment;
●	ability to represent the interests of the Company’s stockholders;
●	ability to dedicate sufficient time, energy and attention to fulfill the requirements of the position; and
●

diversity of skills and experience with respect to accounting and finance, management and leadership, business acumen, vision and strategy, charitable causes, business operations, and industry knowledge.

The Nominating Committee does not assign specific weight to any particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Nominating Committee does not have a formal policy for the consideration of diversity in identifying nominees for directors. However, the Company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge, and abilities that will allow the Board to fulfill its responsibilities.

Stockholder Nominees

The Nominating Committee will consider properly submitted stockholder nominations for candidates for membership on the Board of Directors from stockholders who meet each of the requirements set forth in the Bylaws, including, but not limited to, the requirements that any such stockholder own at least 1% of the Company’s shares of the Common Stock entitled to vote at the meeting on such election, has held such shares continuously for at least one full year, and continuously holds such shares through and including the time of the annual or special meeting. Nominations of persons for election to the Board of Directors may be made at any Annual Meeting of Stockholders, or at any Special Meeting of Stockholders called for the purpose of electing directors. Any stockholder nomination (“Proposed Nominee”) must comply with the requirements of the Company’s Bylaws and the Proposed Nominee must meet the minimum qualification requirements as discussed above. For a nomination to be made by a stockholder, such stockholder must provide advance written notice to the Nominating Committee, delivered to the Company’s principal executive office address (i) in the case of an Annual Meeting of Stockholders, no later than the 90th day nor earlier than the 120th day prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders; and (ii) in the case of a Special Meeting of Stockholders called for the purpose of electing directors, not later than the 10th day following the day on which public disclosure of the date of the Special Meeting of Stockholders was made.

The Nominating Committee will evaluate the qualification of the Proposed Nominee and the Proposed Nominee’s disclosure and compliance requirements in accordance with the Company’s Bylaws. If the Board of Directors, upon the recommendation of the Nominating Committee, determines that a nomination was not made in accordance with the Company’s Bylaws, the Chairman of the Meeting shall declare the nomination defective and it will be disregarded.

Members of the Nominating Committee during 2015 were Joe R. Reeder (Chairperson), Jack Lahav, and Dr. Gary G. Kugler. Dr. Charles E. Young also served on the Nominating Committee until his departure from the Board effective September 17, 2015. The Nominating Committee meets at least quarterly and at such times as necessary or advisable and held four meetings in 2015. The Nominating Committee is governed by a Corporate Governance and Nominating Committee Charter, which is available on our website at www.perma-fix.com. All members of the Nominating Committee in 2015 were "independent" as that term is defined by the current NASDAQ listing standards, and each current member of the Nominating Committee is “independent” under such definition.

Research and Development Committee:

The Research and Development Committee (the “R&D Committee”) outlines the structures and functions of the Company’s research and development strategies, the acquisition and protection of the Company’s intellectual property rights and assets, and provides its perspective on such matters to the Board of Directors. Members of the R&D Committee during 2015 were Dr. Gary Kugler and Dr. Louis Centofanti. The R&D Committee held four meetings in 2015. The R&D Committee does not have a charter.

Strategic Advisory Committee:

The primary functions of the Strategic Advisory Committee (“Strategic Committee”) are to investigate and evaluate strategic alternatives available to the Company and to work with management on long-range strategic planning and identifying potential new business opportunities. The members of the Strategic Committee during 2015 were John M. Climaco (Chairperson), Joe R. Reeder, Mark A. Zwecker, and Larry M. Shelton. The Strategic Committee held four meetings in 2015. The Strategic Committee does not have a charter.

Risk Oversight by Our Board

The Board is responsible for understanding the risks the Company faces, what steps management is taking to manage those risks and if the steps taken are effective in managing those risks. It is also important that the Board understands what level of risk is appropriate for the Company. While the Board has the ultimate oversight responsibility for the risk management process, certain committees play an integral part in fulfilling the Board’s oversight responsibilities in certain areas of risk. In particular, the Audit Committee focuses on financial and enterprise risk exposures, including internal controls. The Audit Committee reviews and discusses with management and internal audit our major financial risk exposures, including risks related to fraud, liquidity and regulatory compliance, our policies with respect to risk assessment and risk management, and the steps management has taken to monitor and control such exposures at least quarterly and whenever warranted. The Compensation Committee strives to create incentives that do not encourage excessive risk-taking beyond the Company’s ability to effectively identify and manage risk. To monitor such risks, the Board receives regular updates from management of higher risk activities that we face, such as our closure policies and status of our pending litigation. Each of our directors has access to our named executive officers and any other members of our management to discuss and monitor potential risks.

Code of Ethics

We have adopted a Code of Ethics that applies to all our executive officers, including our principal executive officer, principal financial officer, and controller. Our Code of Ethics is available on our website at www.perma-fix.com. If any amendments are made to the Code of Ethics or any grants of waivers are made to any provision of the Code of Ethics to any of our executive officers, we will promptly disclose the amendment or waiver and nature of such amendment of waiver on our website.

Compensation of Directors

Directors who are employees receive no additional compensation for serving on the Board of Directors or its committees. In 2015, we provided the following annual compensation to each of our directors who are not employees:

●	options to purchase 2,400 shares of our Common Stock with each option having a 10-year term and being fully vested after six months from grant date;
●	a quarterly director fee of $8,000;
●	an additional quarterly fee of $5,500 and $7,500 to the Chairman of our Audit Committee and Chairman of the Board, respectively; and
●	a fee of $1,000 for each board meeting attendance and a $500 fee for each telephonic conference call attendance.

Each director may elect to have either 65% or 100% of such fees payable in Common Stock under the 2003 Outside Directors Stock Plan, with the balance payable in cash.

Effective June 2, 2015, Mr. John Climaco, a current director of the Company, was named the EVP of PF Medical, the Company’s majority-owned Polish subsidiary. As the EVP of PF Medical, Mr. Climaco is provided an annual salary of $150,000 from PF Medical. As a result of Mr. Climaco’s employment with PF Medical effective June 2, 2015, he was no longer eligible to receive compensation for his service as a director of the Company after such date.

The table below summarizes the director compensation expenses recognized by the Company for the director option and stock awards (resulting from fees earned) for the year ended December 31, 2015. The terms of the 2003 Outside Directors Stock Plan are further described below under “2003 Outside Directors Stock Plan.” Compensation noted below for Mr. Climaco was earned as a director of the Company prior to becoming the EVP of PF Medical.

Director Compensation

Name	Fees Earned or Paid In Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation		Total
	($) (1)	($) (2)	($) (3)	($)	($)	($)		($)

John M. Climaco	6,475	16,032	—	—	—	117,000	(4)	139,507
Dr. Gary G. Kugler	12,775	31,635	6,823	—	—	—		51,233
Jack Lahav	—	46,669	6,823	—	—	—		53,492
Joe R. Reeder	3,150	43,801	6,823	—	—	—		53,774
Larry M. Shelton	23,275	57,633	6,823	—	—	—		87,731
Dr. Charles E. Young (5)	9,229	22,855	—	—	—	—		32,084
Mark A. Zwecker	20,475	50,698	6,823	—	—	—		77,996

(1)

Under the 2003 Outside Directors Stock Plan, each director elects to receive 65% or 100% of the director’s fees in shares of our Common Stock. The amounts set forth above represent the portion of the director’s fees paid in cash and excludes the value of the director’s fee elected to be paid in Common Stock under the 2003 Outside Directors Stock Plan, which value is included under “Stock Awards.”

(2)

The number of shares of Common Stock comprising stock awards granted under the 2003 Outside Directors Stock Plan is calculated based on 75% of the closing market value of the Common Stock as reported on the NASDAQ on the business day immediately preceding the date that the quarterly fee is due. Such shares are fully vested on the date of grant. The value of the stock award is based on the market value of our Common Stock at each quarter end times the number of shares issuable under the award. The amount shown is the fair value of the Common Stock on the date of the award.

(3)

Options granted under the Company’s 2003 Outside Directors Stock Plan resulting from re-election to the Board of Directors on September 17, 2015. Options are for a 10-year period with an exercise price of $4.19 per share and are fully vested in six months from grant date. The value of the option award for each outside director is calculated based on the fair value of the option per share ($2.84) on the date of grant times the number of options granted, which was 2,400 for each director, pursuant to Accounting Standards Codification (“ASC”) 718, “Compensation – Stock Compensation.” No option was granted to Dr. Young as he did not stand for re-election at the Company’s Annual Meeting of Stockholders held on September 17, 2015. Mr. Climaco was not eligible to receive option under the 2003 Outside Directors Stock Plan upon re-election to the Company’s Board as he became an employee of the Company upon being named the EVP of PF Medical, a majority-owned Polish subsidiary of the Company, effective June 2, 2015. The following is the aggregate number of outstanding non-qualified stock options held by the Company’s directors at December 31, 2015. Dr. Centofanti, the President, CEO and a Board member of the Company, has no options as of December 31, 2015 :

Options
Outstanding
as of
Name	December 31, 2015
John M. Climaco	8,400
Dr. Gary G. Kugler	4,800
Jack Lahav	24,000
Joe R. Reeder	24,000
Larry M. Shelton	27,600
Mark A. Zwecker	24,000
Total	112,800

(4)

Reflects amount paid pursuant to a consulting agreement dated October 17, 2014 entered into between Mr. Climaco and the Company. The agreement provides for monthly fees of $22,000 (effective September 2014) plus reasonable expenses. The consulting agreement was terminated effective June 2, 2015, upon Mr. Climaco becoming EVP of PF Medical.

(5)	Elected not to stand for re-election at the Company’s Annual Meeting of Stockholders held on September 17, 2015.

See “John Climaco” under “Certain Relationships and Related Transactions” for further information on Mr. Climaco.

2003 Outside Directors Stock Plan

We believe that it is important for our directors to have a personal interest in our success and growth and for their interests to be aligned with those of our stockholders; therefore, under our 2003 Outside Directors Stock Plan, as amended (“2003 Outside Directors Stock Plan”), each outside director is granted a 10-year option to purchase up to 6,000 shares of Common Stock on the date such director is initially elected to the Board, and receives on each re-election date an option to purchase up to another 2,400 shares of our Common Stock, with the exercise price being the fair market value of the Common Stock preceding the option grant date. No option granted under the 2003 Outside Directors Stock Plan is exercisable until after the expiration of six months from the date the option is granted and no option shall be exercisable after the expiration of ten years from the date the option is granted. As of the date of this Proxy Statement, options to purchase 163,200 shares of Common Stock are outstanding under the 2003 Outside Directors Stock Plan.

As a member of the Board, each director may elect to receive either 65% or 100% of the director's fee in shares of our Common Stock. The number of shares received by each director is calculated based on 75% of the fair market value of the Common Stock determined on the business day immediately preceding the date that the quarterly fee is due. The balance of each director’s fee, if any, is payable in cash. In 2015, the fees earned by our outside directors totaled approximately $345,000. Reimbursements of expenses for attending meetings of the Board are paid in cash at the time of the applicable Board meeting. As a management director, Dr. Centofanti is not eligible to participate in the 2003 Outside Directors Stock Plan. Although Dr. Centofanti is not compensated for his services provided as a director, Dr. Centofanti is compensated for his services rendered as an officer of the Company. See “EXECUTIVE COMPENSATION — Summary Compensation Table.” Effective June 2, 2015, Mr. John Climaco, a current director, became ineligible to participate in the 2003 Outside Directors Stock Plan upon becoming the EVP of PF Medical, a majority-owned Polish subsidiary of the Company. As the EVP of PF Medical, Mr. Climaco is provided an annual salary of $150,000 from PF Medical.

As of the date of this Proxy Statement, we have issued 461,335 shares of our Common Stock in payment of director fees since the inception of the 2003 Outside Directors Stock Plan.

In the event of a “change of control” (as defined in the 2003 Outside Directors Stock Plan), each outstanding stock option and stock award shall immediately become exercisable in full notwithstanding the vesting or exercise provisions contained in the applicable stock option agreement.

Communications with the Board

The Company’s Board of Directors believes that it is important for the Company to have a process that enables stockholders to send communications to the Board.  Accordingly, stockholders who wish to communicate with the Board of Directors or a particular director may do so by sending a letter to the Secretary of the Corporation, at 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350.  The mailing envelope must clearly indicate that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.”  All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board of Directors or only certain specified individual directors. The Secretary of the Corporation will make copies of all such letters and circulate them to the appropriate director or directors.

Family Relationships

There are no family relationships between any of the Company’s existing directors, executive officers, or persons nominated or chosen to become a director or executive officer. Dr. Centofanti and John Climaco are the only directors who are employees of the Company.

Certain Relationships and Related Transactions

Audit Committee Review

Our Audit Committee Charter provides for the review by the Audit Committee of any related party transactions, other than transactions involving an employment relationship with the Company, which are reviewed by the Compensation Committee. Although we do not have written policies for the review of related party transactions, the Audit Committee reviews transactions between the Company and its directors, executive officers, and their respective immediate family members. In reviewing a proposed transaction, the Audit Committee takes into account, among other factors it deems appropriate:

(1)	the extent of the related person’s interest in the transaction;
(2)	whether the transaction is on terms generally available to an unaffiliated third-party under the same or similar circumstances;
(3)	the cost and benefit to the Company;
(4)

the impact or potential impact on a director’s independence in the event the related party is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer;

(5)	the availability of other sources for comparable products or services;
(6)	the terms of the transaction; and
(7)	the risks to the Company.

Related party transactions are reviewed by the Audit Committee prior to the consummation of the transaction. With respect to a related party transaction arising between Audit Committee meetings, the CFO may present it to the Audit Committee Chairperson, who will review and may approve the related party transaction subject to ratification by the Audit Committee at the next scheduled meeting. Our Audit Committee shall approve only those transactions that, in light of known circumstances are not inconsistent with the Company’s best interests.

Related Party Transactions

Mr. David Centofanti. Mr. David Centofanti serves as the Company’s Vice President of Information Systems. For such position, he received annual compensation of $168,000 in 2015. Mr. Centofanti is the son of Dr. Louis F. Centofanti, our CEO, President and a Board member. We believe the compensation received by Mr. Centofanti for the technical expertise he provides to the Company is competitive and comparable to compensation we would have to pay to an unaffiliated third party with the same technical expertise.

Mr. Robert L. Ferguson. Mr. Robert L. Ferguson serves as an advisor to the Company’s Board and is also a member of the Supervisory Board of PF Medical, a majority-owned Polish subsidiary of the Company. Mr. Ferguson previously served as a Board member for the Company from June 2007 to February 2010 and again from August 2011 to September 2012. As an advisor to the Company’s Board, Mr. Ferguson is paid $4,000 monthly plus reasonable expenses. For such services, Mr. Ferguson received compensation of approximately $58,000 for the year ended December 31, 2015. On August 2, 2013, the Company completed a lending transaction with Messrs. Robert Ferguson and William Lampson (“collectively, the “Lenders”), whereby the Company borrowed from the Lenders the sum of $3,000,000 pursuant to the terms of a Loan and Security Purchase Agreement and promissory note (the “Loan”). The proceeds from the Loan were used for general working capital purposes. The promissory note is unsecured, with a term of three years with interest payable at a fixed interest rate of 2.99% per annum. The promissory note provides for monthly payments of accrued interest only during the first year of the Loan with the first interest payment due September 1, 2013 and monthly payments of $125,000 in principal plus accrued interest for the second and third year of the Loan. As consideration for the Company receiving the Loan, we issued warrants to each Lender to purchase up to 35,000 shares of the Company’s Common Stock at an exercise price of $2.23 per share, which was based on the closing price of the Company’s Common Stock at the closing of the transaction. The warrants are exercisable six months from August 2, 2013 and expire on August 2, 2016. As further consideration for the Loan, the Company issued an aggregate 90,000 shares of the Company’s Common Stock, with each Lender receiving 45,000 shares. The 90,000 shares of Common Stock and 70,000 Common Stock purchase warrants were issued in a private placement and bear a restrictive legend against resale except in a transaction registered under the Securities Act or in a transaction exempt from registration thereunder.

Mr. John Climaco. On June 2, 2015, Mr. Climaco, a current member of the Company’s Board and a member of the Strategic Committee of the Board, was elected as the EVP of PF Medical. As EVP of PF Medical, Mr. Climaco receives an annual salary of $150,000 and is not eligible to receive additional compensation for serving on the Company’s Board.

On October 17, 2014, the Company’s Compensation Committee and the Board, with Mr. Climaco abstaining, approved a consulting agreement with Mr. Climaco. Pursuant to the consulting agreement, Mr. Climaco was responsible to, among other things:

●	Review the Company’s operations to restructure costs to render the Company more competitive;
●	Evaluate all functions, including but not limited to sales, marketing, accounting, operations, and executive management as well as cost structures for each facility;
●	Assist in the development of the Company’s strategy opportunity and other initiatives, including but not limited to the development of the Company’s medical isotope technology; and
●	Other assignments as determined by the Board.

Mr. Climaco was paid $22,000 per month under the consulting agreement, beginning September 2014, until the termination of the consulting agreement effective June 2, 2015, upon Mr. Climaco’s election as EVP of PF Medical. For his services under the consulting agreement, Mr. Climaco received approximately $117,000 in 2015.

Mr. Climaco is also a director of Digirad Corporation, a Delaware corporation (“Digirad”), Nasdaq: DRAD. On July 24, 2015, PF Medical and Digirad entered into a multi-year Tc-99m Supplier Agreement (the “Supplier Agreement”) and a Series F Stock Subscription Agreement (the “Subscription Agreement”), (together, the “Digirad Agreements”). The Supplier Agreement became effective upon the completion of the Subscription Agreement. Pursuant to the terms of the Digirad Agreements, Digirad purchased, in a private placement, 71,429 shares of PF Medical’s restricted Series F Stock for an aggregate purchase price of $1,000,000. The 71,429 share investment made by Digirad constituted approximately 5.4% of the outstanding common shares of PF Medical. As a result of this transaction, the Company’s ownership interest in PF Medical was diluted from approximately 64.0% to 60.5%. The Supplier Agreement provides, among other things, that upon PF Medical’s commercialization of certain Tc99m generators, Digirad will purchase agreed upon quantities of Tc-99m for its nuclear imaging operations either directly or in conjunction with its preferred nuclear pharmacy supplier and PF Medical will supply Digirad, or its preferred nuclear pharmacy supplier, with Tc-99m at a preferred pricing, subject to certain conditions.

Employment Agreements. We have an employment agreement (each dated July 10, 2014) with each of Dr. Centofanti (our President and CEO), Ben Naccarato (our CFO), and John Lash (our COO). Each employment agreement provides for annual base salaries, bonuses (including Management Incentive Plans as approved by our Boards), and other benefits commonly found in such agreements. In addition, each employment agreement provides that in the event of termination of such officer without cause or termination by the officer for good reason (as such terms are defined in the employment agreement), the terminated officer shall receive payments of an amount equal to benefits that have accrued as of the termination but had not yet been paid, plus an amount equal to one year’s base salary at the time of termination. In addition, the employment agreements provide that in the event of a change in control (as defined in the employment agreements), all outstanding stock options to purchase our Common Stock granted to, and held by, the officer covered by the employment agreement to be immediately vested and exercisable.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, and the regulations promulgated thereunder require our executive officers and directors and beneficial owners of more than 10% of our Common Stock to file reports of ownership and changes of ownership of our Common Stock with the Securities and Exchange Commission, and to furnish us with copies of all such reports. Based solely on a review of the copies of such reports furnished to us and written information provided to us, we believe that during 2015 none of our executive officers, directors, or beneficial owners of more than 10% of our Common Stock failed to timely file reports under Section 16(a), except for Mr. Jack Lahav, who inadvertently failed to timely file two Form 4s to report two transactions.

Audit Committee Report

The Audit Committee is responsible for providing independent objective oversight of the Company’s accounting functions and internal controls. In accordance with rules adopted by the Securities and Exchange Commission, the Audit Committee of the Company states that:

●	The Audit Committee has reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2015.

●

The Audit Committee has discussed with Grant Thornton LLP, the Company’s independent registered public accounting firm for the year ended December 31, 2015, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standards No. 16 (“Communications with Audit Committees”), as modified or supplemented.

●

The Audit Committee has received the written disclosures and the letter from Grant Thornton LLP, required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” as modified or supplemented, and has discussed with Grant Thornton LLP, the independent registered public accounting firm’s independence.

In connection with the Audit Committee’s discussion with Grant Thornton LLP, as described above, the Audit Committee discussed and considered the nature and scope of the audit services performed by Grant Thornton LLP for the year ended December 31, 2015, and determined that the audit services provided by Grant Thornton LLP were compatible with maintaining the independence of Grant Thornton LLP.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, for filing with the Securities and Exchange Commission. The Audit Committee has appointed Grant Thornton, LLP as the Company’s independent registered public accounting firm for 2016.

This report is submitted on behalf of the members of the Audit Committee:

Mark A. Zwecker (Chairperson)
Larry M. Shelton
Jack Lahav

The Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall it be incorporated by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

EXECUTIVE OFFICERS

The following table sets forth, as of the date hereof, information concerning our executive officers:

NAME	AGE	POSITION
Dr. Louis Centofanti	73	President, CEO, and Director
Mr. Ben Naccarato	53	CFO, Vice President, and Secretary
Mr. John Lash	53	COO, Vice President
Mr. Mark Duff	53	Executive Vice President

Dr. Louis F. Centofanti

See “Election of Directors – Dr. Louis F. Centofanti” for further information on Dr. Centofanti.

Mr. Ben Naccarato

Mr. Naccarato has served as the CFO since February 26, 2009. Mr. Naccarato joined the Company in September 2004 and served as Vice President, Finance of the Company’s Industrial Segment until May 2006, when he was named Vice President, Corporate Controller/Treasurer. Prior to joining the Company in September 2004, Mr. Naccarato was the CFO of Culp Petroleum Company, Inc., a privately held company in the fuel distribution and used waste oil industry from December 2002 to September 2004. In July 2015, Mr. Naccarato was named the CFO of PF Medical, the Company’s majority-owned Polish subsidiary involved in the research and development of a new medical isotope technology. Effective December 22, 2015, Mr. Naccarato was appointed to the Management Board of PF Medical. Mr. Naccarato is a graduate of University of Toronto having received a Bachelor of Commerce and Finance Degree and is a Chartered Professional Accountant, Certified Management Accountant.

Mr. John Lash

Mr. Lash has served as the Company’s COO since March 20, 2014. Mr. Lash previously served as Senior Vice President (“SVP”) of Operations of the Company’s Treatment Segment for over ten years. Mr. Lash has over 20 years of experience in the nuclear industry, with specific experience in managing remedial activities, as well as decontamination and disposal of radioactive materials from commercial and government operating facilities. As SVP of Operations, Mr. Lash was responsible for all treatment and remediation activities. Prior to joining the Company in 2001, Mr. Lash served as Broad Spectrum Manager for Waste Control Specialists in Dallas, TX where his responsibilities included contract management of U.S. Department of Energy (“DOE”) nationwide procurement for mixed waste treatment services, business development activities, and technology development. Prior to that, he worked for ten years at Chem-Nuclear Systems where he held various managerial positions including manager of the Chem-Nuclear Consolidation Facility. Mr. Lash received his education and qualification from the U.S. Navy Nuclear Power Program, where he served for 8 years prior to working in the commercial and nuclear industry.

Mr. Mark Duff

On May 15, 2016, the Board appointed Mr. Mark Duff to the position of Executive Vice President, effective June 13, 2016. Mr. Duff brings additional experience and leadership to the Company and will join the management team to support and help accelerate anticipated revenue growth and profitability. Mr. Duff has 30 years of management and technical experience in the DOE and U.S. Department of Defense environmental and construction markets as a corporate officer, senior project manager, co-founder of a consulting firm, and federal employee. For the past five years, Mr. Duff has been responsible for the successful completion of over 70 performance-based projects at the Paducah Gaseous Diffusion Plant (“PGDP”) in Paducah, KY. At the PGDP, he served as the Project Manager for the Paducah Remediation Contract, which was a five-year project with a total value of $458 million. Prior to the PGDP project, Mr. Duff was a senior manager supporting Babcock and Wilcox (“B&W”), leading several programs that included building teams to solve complex technical problems. These programs included implementation of the American Recovery and Reinvestment Act (“ARRA”) at the DOE Y-12 facility with a $245 million budget for new cleanup projects completed over a two year period. During this period, Mr. Duff served as project manager leading a team of senior experts in support of Toshiba Corporation in Tokyo, Japan to integrate United States technology in the recovery of the Fukushima Daiichi Nuclear Reactor disaster. This project included arriving in Japan within three weeks after the earthquake to coordinate technologies associated with water treatment, radiation protection and shielding. Prior to joining B&W, Mr. Duff served as the president of Safety and Ecology Corporation (“SEC”). As President of SEC, he helped grow the company from $50 million to $80 million in annual revenues with significant growth in infrastructure, marketing, and client diversification. Mr. Duff has an MBA from the University of Phoenix and received his B.S. from the University of Alabama.

EXECUTIVE COMPENSATION

Summary Compensation

The following table summarizes the total compensation paid to or earned by each named executive officer (“NEO”) for the fiscal years ended December 31, 2015 and 2014.

Name and Principal Position	Year	Salary	Bonus		Option Awards	Non-Equity Incentive Plan Compensation	All other Compensation	Total Compensation
		($)	($)		($) (4)	($) (5)	($) (6)	($)

Dr. Louis Centofanti (1)	2015	271,115	—		—	82,691	31,446	385,252
President and CEO	2014	271,115	—		—	—	26,141	297,256

Ben Naccarato	2015	214,240	—		—	65,343	37,710	317,293
Vice President and CFO	2014	214,240	—		—	—	33,135	247,375

John Lash (2)	2015	215,000	—		—	65,575	26,863	307,438
Vice President and COO	2014	201,770	25,000	(3)	129,739	—	23,372	379,881

(1)	Effective December 16, 2014, Mr. Larry Shelton, a current independent member of the Board, replaced Dr. Centofanti as Chairman of the Board.

(2)

Named as COO effective March 20, 2014. Previously, Mr. Lash served as SVP of Operations for the Company’s Treatment Segment. The salary noted for 2014 reflects prorated amount earned as SVP of Operations for the Treatment Segment and prorated amount earned as the COO.

(3)	Represents a sign-on bonus upon becoming as COO of the Company on March 20, 2014.

(4)

Reflects the aggregate grant date fair value of awards computed in accordance with ASC 718, “Compensation – Stock Compensation.” No options were granted to any NEO in 2015. No options were granted to any NEO in 2014 with the exception of Mr. Lash.

(5)

Represents performance compensation earned under the Company’s Management Incentive Plan (“MIP”) with respect to each NEO. The MIP for each NEO is described under the heading “2015 Management Incentive Plans (“MIP”).” See compensation earned under each of the 2015 MIPs under the heading “Compensation Earned under 2015 MIPs”. Payment of amounts earned under the 2015 MIPs have been deferred, but is expected to be made no later than the end of the third quarter of 2016. No compensation was earned by any NEO under his respective MIP for 2014.

(6)

The amount shown includes a monthly automobile allowance ($500 or $750), insurance premiums (health, disability and life) paid by the Company on behalf of the executive, and 401(k) matching contribution. No 401(k) matching contribution was included in such calculation for 2014 as the Company did not provide matching during 2014.

	Insurance	Auto Allowance or
Name	Premium	Company Car	401(k) match	Total
Dr. Louis Centofanti	$17,028	$9,000	$5,418	$31,446
Ben Naccarato	$24,039	$9,000	$4,671	$37,710
John Lash	$17,028	$6,000	$3,835	$26,863

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth unexercised options held by the NEOs as of the fiscal year-end.

Outstanding Equity Awards at December 31, 2015

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) (1) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

Dr. Louis Centofanti	—	—		—	—	—

Ben Naccarato	—	—			—	—

John Lash	15,000	30,000	(2)	—	5.00	7/10/2020

(1)

In the event of a change in control (as defined in the 2010 Stock Option Plan) of the Company, each outstanding option and award shall immediately become exercisable in full notwithstanding the vesting or exercise provisions contained in the stock option agreement.

(2)	Incentive stock option granted on July 10, 2014 under the Company’s 2010 Stock Option Plan. The option is for a six year term and vests over a three year period, at one third increments per year.

None of the Company’s NEOs exercised options during 2015.

Employment Agreements

Each of our CEO, COO, and CFO (each is an NEO) has an employment dated July 10, 2014 with the Company. The employment agreements dated July 10, 2014 with our CEO, COO, and CFO are collectively referred to as the “Employment Agreements” and each as an “Employment Agreement.” These Employment Agreements provided that (a) Dr. Centofanti, CEO, was entitled to receive an annual base salary of $271,115; (b) Mr. Lash, COO, was entitled to receive an annual base salary of $215,000; and (c) Mr. Naccarato, CFO, was entitled to receive an annual base salary of $214,240. The base salary is subject to adjustment as determined by the Compensation Committee. In addition to base salary, each of these executive officers is entitled to participate in the Company's broad-based benefits plans and to any performance compensation payable under an individual MIP for the CEO, CFO, and COO (see further detail of each MIP below under the heading “2015 Management Incentive Plans (“MIPs”)”).

Each of the Employment Agreements is effective for three years. Each Employment Agreement may be terminated prior to its expiration by the Company with or without “cause” (as defined below) or by the executive officer for “good reason” (as defined below) or any other reason. If the NEO’s employment is terminated due to death, disability or for cause, we will pay to the NEO or to his estate a lump sum equal to the sum of any unpaid base salary through the date of termination and any benefits otherwise due at that time under any employee benefit plan, excluding any severance program or policy (the “Accrued Amounts”).

If the NEO terminates his employment for “good reason” or is terminated without cause, we will pay the NEO a sum equal to the total Accrued Amounts, plus one year of full base salary. If the NEO terminates his employment for a reason other than for good reason, we will pay to him the amount equal to the Accrued Amounts. If there is a Change in Control (as defined below), all outstanding stock options to purchase common stock held by the NEO will immediately become vested and exercisable in full. The amounts payable with respect to a termination (other than base salary and amounts otherwise payable under any Company employee benefit plan) are payable only if the termination constitutes a “separation from service” (as defined under Treasury Regulation Section 1.409A-1(h)).

“Cause” is generally defined in each of the Employment Agreements as follows:

●

the ultimate conviction (after all appeals have been decided) of the executive by a court of competent jurisdiction, or a plea of nolo contendere or a plea of guilty by the executive, to a felony involving a moral turpitude;

●

willful or gross misconduct or gross neglect of duties by the executive, which is injurious to the Company. Failure of the executive to perform his duties due to disability shall not be considered gross misconduct or gross neglect of duties;

●	act of fraud or embezzlement against the Company; and

●	willful breach of any material provision of the applicable Employment Agreement.

“Good reason” is generally defined in each of the Employment Agreements as follows:

●

assignment to the executive of duties inconsistent with his responsibilities as they existed during the 90-day period preceding the date of the employment agreement, including status, office, title, and reporting requirement;

●

any other action by the Company which results in a reduction in (i) the compensation payable to the executive, or (ii) the executive’s position, authority, duties, or other responsibilities without the executive’s prior approval;

●	the relocation of the executive from his base location on the date of the Employment Agreement, excluding travel required in order to perform the executive’s job responsibilities;

●	any purported termination by the Company of the executive’s employment otherwise than as permitted by the agreement; and

●

any material breach by the Company of any provision of the Employment Agreement, except that an insubstantial or inadvertent breach by the Company which is promptly remedied by the Company after receipt of notice by the executive is not considered a material breach.

“Change in Control” is generally defined in each of the Employment Agreements as follows:

●

a transaction in which any person, entity, corporation, or group (as such terms are defined in Sections 13(d)(3) and 14(d)(2) of the Exchange (other than the Company, or a profit sharing, employee ownership or other employee benefit plan sponsored by the Company or any subsidiary of the Company): (i) will purchase any of the Company’s voting securities (or securities convertible into such voting securities) for cash, securities or other consideration pursuant to a tender offer, or (ii) will become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act, directly or indirectly (in one transaction or a series of transactions), of securities of the Company representing 50% or more of the total voting power of the then outstanding securities of the Company ordinarily having the right to vote in the election of directors; or

●	a change, without the approval of at least two-thirds of the Board then in office, of a majority of the Company’s Board; or

●	the Company’s execution of an agreement for the sale of all or substantially all of the Company’s assets to a purchaser which is not a subsidiary of the Company; or

●	the Company’s adoption of a plan of dissolution or liquidation; or

●	the Company’s closure of the facility where the executive works; or

●

the Company’s execution of an agreement for a merger or consolidation or other business combination involving the Company in which the Company is not the surviving corporation, or, if immediately following such merger or consolidation or other business combination, less than fifty percent (50%) of the surviving corporation’s outstanding voting stock is held by persons who are stockholders of the Company immediately prior to such merger or consolidation or other business combination; or

●	such event that is of a nature that is required to be reported in response to Item 5.01 of Form 8-K.

Potential Payments

The following table sets forth the potential (estimated) payments and benefits to which our NEOs, Dr. Centofanti, Mr. Lash, and Mr. Naccarato, would be entitled upon termination of employment or following a Change in Control of the Company, as specified under each Employment Agreement with the Company, assuming each circumstance described below occurred on December 31, 2015, the last day of our fiscal year.

Name and Principal Position Potential Payment/Benefit	Disability, Death, or For Cause			Termination by Executive for Good Reason or by Company Without Cause			Change in Control of the Company

Dr. Louis Centofanti
President, CEO and Director
Severance	$	──			$271,115		$	──
Stock Options	$	──	(1)	$	──	(1)	$	──	(1)

Ben Naccarato
CFO
Severance	$	──			$214,240		$	──
Stock Options	$	──	(1)	$	──	(1)	$	──	(1)

John Lash
COO
Severance	$	──			$215,000		$	──
Stock Options	$	──	(2)	$	──	(2)	$	──	(3)

(1)	No stock option outstanding as of December 31, 2015.

(2)	Benefit is estimated to be zero since the number of stock options vested that were in-the-money as of December 31, 2015 (as reported on NASDAQ) was zero.

(3)	Benefit is estimated to be zero since the number of stock options outstanding that were in-the-money as of December 31, 2015 (as reported on NASDAQ) was zero.

No performance compensation under the NEO’s MIP would have been payable at December 31, 2015 under any of the circumstances described in the table above. Pursuant to each MIP, if the participant’s employment with the Company is voluntarily or involuntarily terminated prior to the annual payment of the MIP compensation payment period, no MIP payment is payable. The payment is to be paid on or about 90 days after the end of the preceding fiscal year, based on finalization of our financial statements for year-end. See “2015 Management Incentive Plans (“MIPs”)” below.

The amounts payable with respect to a termination (other than base salary and amounts otherwise payable under any Company employee benefit plan) are payable only if the termination constitutes a “separation from service” (as defined under Treasury Regulation Section 1.409A-1(h)).

2015 Executive Compensation Components

For the fiscal year ended December 31, 2015, the principal components of compensation for executive officers were:

●	base salary;
●	performance-based incentive compensation;
●	long term incentive compensation;
●	retirement and other benefits; and
●	perquisites.

Based on the amounts set forth in the Summary Compensation table, during 2015, salary accounted for approximately 69% of the total compensation of our NEOs, while equity option awards, bonus, MIP compensation, and other compensation accounted for approximately 31% of the total compensation of the NEOs.

Base Salary

The NEOs, other executive officers, and other employees of the Company receive a base salary during the fiscal year. Base salary ranges for executive officers are determined for each executive based on his or her position and responsibility by using market data and comparisons to other companies within the industry segments in which the Company operates.

During its review of base salaries for executives, the Compensation Committee primarily considers:

●	market data and comparisons to other companies within the industry segments in which the Company operates;

●	internal review of the executive’s compensation, both individually and relative to other officers; and

●	individual performance of the executive.

Salary levels are typically considered annually as part of the performance review process as well as upon a promotion or other change in job responsibility. Merit based salary increases for executives are based on the Compensation Committee’s assessment of the individual’s performance. The base salary and potential annual base salary adjustments for the CEO, COO, and CFO are set forth in their respective Employment Agreements.

Performance-Based Incentive Compensation

The Compensation Committee has the latitude to design cash and equity-based incentive compensation programs to promote high performance and achievement of our corporate objectives by directors and the NEOs, encourage the growth of stockholder value and enable employees to participate in our long-term growth and profitability. The Compensation Committee may grant stock options and/or performance bonuses. In granting these awards, the Compensation Committee may establish any conditions or restrictions it deems appropriate. In addition, the CEO has discretionary authority to grant stock options to certain high-performing executives or officers, subject to the approval of the Compensation Committee. The exercise price for each stock options granted is at or above the market price of our Common Stock on the date of grant. Stock options may be awarded to newly hired or promoted executives at the discretion of the Compensation Committee. Grants of stock options to eligible newly hired executive officers are generally made at the next regularly scheduled Compensation Committee meeting following the hire date.

2015 Management Incentive Plans (“MIPs”)

On April 17, 2015, the Compensation Committee approved individual MIPs for our CEO, COO, and CFO. The MIPs were effective as of January 1, 2015. Each MIP provided guidelines for the calculation of annual cash incentive based compensation, subject to Compensation Committee oversight and modification. Each MIP awarded cash compensation based on achievement of performance thresholds (as discussed below), with the amount of such compensation established as a percentage of base salary. The potential target performance compensation ranged from 5% to 100% or $13,556 to $271,115 of the 2015 base salary for the CEO, 5% to 100% or $10,750 to $215,000 of the 2015 base salary for the COO, and 5% to 100% or $10,712 to $214,240 of the 2015 base salary for the CFO.

Performance compensation under the Company’s MIPs is to be paid on or about 90 days after the end of the preceding fiscal year, based on finalization of our audited financial statements for the immediately preceding fiscal year on which the MIP is based. If the MIP participant’s employment with the Company is voluntarily or involuntarily terminated prior to a regularly scheduled MIP compensation payment date, no MIP payment is payable for and after such period.

Payment of amounts earned under the 2015 MIPs have been deferred, but is expected to be made no later than the end of the third quarter of 2016.

The Compensation Committee retains the right to modify, change or terminate each MIP and may adjust the various target amounts described below, at any time and for any reason.

The total performance compensation paid to the CEO, COO, and CFO as a group under the 2015 MIPs was subject to a ceiling of 50% of the Company’s pre-tax net income (exclusive of PF Medical) prior to the calculation of performance compensation.

The following describes the principal terms of each MIP:

CEO:

2015 CEO performance compensation was based upon meeting corporate revenue, earnings before interest, taxes, depreciation and amortization (“EBITDA”), health and safety, and environmental compliance (permit and license violations) objectives during fiscal year 2015 from our continuing operations (excluding PF Medical).  The Compensation Committee believes performance compensation payable under each of the 2015 MIPs as discussed herein and below should be based on achievement of EBITDA target as this target provides a better indicator of operating performance as it excludes certain non-cash items. EBITDA has certain limitations as it does not reflect all items of income or cash flows that affect the Company’s financial performance under GAAP. At achievement of 70% to 119% of the Revenue and EBITDA targets, the potential performance compensation was payable at 5% to 50% of the base salary, of which 60% was based on EBITDA goal, 10% on revenue goal, 15% on the number of health and safety claim incidents that occurred during fiscal year 2015, and the remaining 15% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occurred during the fiscal year 2015.  Upon achievement of over 119% of the Revenue and EBITDA targets, with potential performance compensation payable at over 50% to 100% of the base salary, the amount of total performance compensation payable was based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components was based on our board approved Revenue Target and EBITDA Target. The 2015 target performance incentive compensation for our CEO was as follows:

Annualized Base Pay:	$271,115
Performance Incentive Compensation Target (at 100% of MIP):	$135,558
Total Annual Target Compensation (at 100% of MIP):	$406,673

				TARGET

Revenue Target	$42,500,000	$59,500,000	$72,250,000	$85,000,000	$102,000,000	$119,000,000	$136,000,000
EBITDA Target	$4,080,000	$5,712,000	$6,936,000	$8,160,000	$9,792,000	$11,424,000	$13,056,000

Threshold % Of Target	50%	70%	85%	100%	120%	140%	160%
Bonus % Awarded	0%	10%	50%	100%	130%	170%	200%
% of Target Achieved	50%-69%	70%-84%	85%-99%	100%-119%	120%-139%	140%-159%	160% +

Revenue	$-	$1,356	$6,778	$13,556	$19,365	$27,112	$32,921
EBITDA	-	8,134	40,667	81,334	116,192	162,669	197,526
Health and Safety	-	2,033	10,167	20,334	20,334	20,334	20,334
Permit & License Violations	-	2,033	10,167	20,334	20,334	20,334	20,334
	$-	$13,556	$67,779	$135,558	$176,225	$230,449	$271,115

1)

Revenue was defined as the total consolidated third party top line revenue from continuing operations as publicly reported in the Company’s financial statements. The percentage achieved was determined by comparing the actual consolidated revenue from continuing operations to the Board approved Revenue Target from continuing operations, which was $85,000,000. The Board reserved the right to modify or change the Revenue Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)

EBITDA was defined as earnings before interest, taxes, depreciation, and amortization from continuing operations, excluding PF Medical. The percentage achieved was determined by comparing the actual EBITDA to the Board approved EBITDA Target, which was $8,160,000. The Board reserved the right to modify or change the EBITDA Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)

The Health and Safety Incentive Target was based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller submitted a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the AIG Worker’s Compensation Loss Report. Such claims were identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds were established for the annual Incentive Compensation Plan calculation for 2015.

Worker's Compensation	Performance
Claim Number	Target

6	70%-84%
5	85%-99%
4	101%-119%
3	120%-139%
2	140%-159%
1	160% +

4)

Permits or License Violations incentive was earned/determined according to the scale set forth below:  An “official notice of non-compliance” was defined as an official communication from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which resulted in a facility’s implementation of corrective action(s).

Permit and	Performance
License Violations	Target

6	70%-84%
5	85%-99%
4	100%-119%
3	120%-139%
2	140%-159%
1	160% +

5)	No performance incentive compensation was payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 70% of the EBITDA Target was achieved.

COO MIP:

2015 COO performance compensation was based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives during fiscal year 2015 from our continuing operations (excluding PF Medical).  At achievement of 70% to 119% of the Revenue and EBITDA targets, the potential performance compensation was payable at 5% to 50% of the base salary, of which 60% was based on EBITDA goal, 10% on revenue goal, 15% on the number of health and safety claim incidents that occurred during fiscal year 2015, and the remaining 15% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occurred during the fiscal year 2015.  Upon achievement of over 119% of the Revenue and EBITDA targets, with potential performance compensation payable at over 50% to 100% of the base salary, the amount of performance compensation payable was based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components was based on our board approved Revenue Target and EBITDA Target. The 2015 target performance incentive compensation for our COO was as follows:

Annualized Base Pay:	$215,000
Performance Incentive Compensation Target (at 100% of MIP):	$107,500
Total Annual Target Compensation (at 100% of MIP):	$322,500

				TARGET

Revenue Target	$42,500,000	$59,500,000	$72,250,000	$85,000,000	$102,000,000	$119,000,000	$136,000,000
EBITDA Target	$4,080,000	$5,712,000	$6,936,000	$8,160,000	$9,792,000	$11,424,000	$13,056,000

Threshold % Of Target	50%	70%	85%	100%	120%	140%	160%
Bonus % Awarded	0%	10%	50%	100%	130%	170%	200%
% of Target Achieved	50%-69%	70%-84%	85%-99%	100%-119%	120%-139%	140%-159%	160% +

Revenue	$-	$1,074	$5,374	$10,750	$15,357	$21,500	$26,107
EBITDA	-	6,450	32,250	64,500	92,143	129,000	156,643
Health and Safety	-	1,613	8,063	16,125	16,125	16,125	16,125
Permit & License Violations	-	1,613	8,063	16,125	16,125	16,125	16,125
	$-	$10,750	$53,750	$107,500	$139,750	$182,750	$215,000

1)

Revenue was defined as the total consolidated third party top line revenue from continuing operations as publicly reported in the Company’s financial statements. The percentage achieved was determined by comparing the actual consolidated revenue from continuing operations to the Board approved Revenue Target from continuing operations, which was $85,000,000. The Board reserved the right to modify or change the Revenue Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)

EBITDA was defined as earnings before interest, taxes, depreciation, and amortization from continuing operations, excluding PF Medical. The percentage achieved was determined by comparing the actual EBITDA to the Board approved EBITDA Target, which was $8,160,000. The Board reserved the right to modify or change the EBITDA Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)

The Health and Safety Incentive Target was based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller submitted a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the AIG Worker’s Compensation Loss Report. Such claims were identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds were established for the annual Incentive Compensation Plan calculation for 2015.

Worker's Compensation	Performance
Claim Number	Target

6	70%-84%
5	85%-99%
4	100-119%
3	120%-139%
2	140%-159%
1	160% +

4)

Permits or License Violations incentive was earned/determined according to the scale set forth below:  An “official notice of non-compliance” was defined as an official communication from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which resulted in a facility’s implementation of corrective action(s).

Permit and	Performance
License Violations	Target

6	70%-84%
5	85%-99%
4	100%-119%
3	120%-139%
2	140%-159%
1	160% +

5)	No performance incentive compensation was payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 70% of the EBITDA Target was achieved.

CFO MIP:

2015 CFO performance compensation was based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives during fiscal year 2015 from our continuing operations (excluding PF Medical).  At achievement of 70% to 119% of the Revenue and EBITDA targets, the potential performance compensation was payable at 5% to 50% of the base salary, of which 60% was based on EBITDA goal, 10% on revenue goal, 15% on the number of health and safety claim incidents that occurred during fiscal year 2015, and the remaining 15% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occurred during the fiscal year 2015.  Upon achievement of over 119% of the Revenue and EBITDA targets, with potential performance compensation payable at over 50% to 100% of the total salary, the amount of performance compensation payable was based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components was based on our board approved Revenue Target and EBITDA
Target. The 2015 target performance incentive compensation for our CFO was as follows:

Annualized Base Pay:	$214,240
Performance Incentive Compensation Target (at 100% of MIP):	$107,120
Total Annual Target Compensation (at 100% of MIP):	$321,360

				TARGET

Revenue Target	$42,500,000	$59,500,000	$72,250,000	$85,000,000	$102,000,000	$119,000,000	$136,000,000
EBITDA Target	$4,080,000	$5,712,000	$6,936,000	$8,160,000	$9,792,000	$11,424,000	$13,056,000

Threshold % Of Target	50%	70%	85%	100%	120%	140%	160%
Bonus % Awarded	0%	10%	50%	100%	130%	170%	200%
% of Target Achieved	50%-69%	70%-84%	85%-99%	100%-119%	120%-139%	140%-159%	160% +

Revenue	$-	$1,071	$5,356	$10,712	$15,303	$21,424	$26,015
EBITDA	-	6,427	32,136	64,272	91,817	128,544	156,089
Health and Safety	-	1,607	8,034	16,068	16,068	16,068	16,068
Permit & License Violations	-	1,607	8,034	16,068	16,068	16,068	16,068
	$-	$10,712	$53,560	$107,120	$139,256	$182,104	$214,240

1)

Revenue was defined as the total consolidated third party top line revenue from continuing operations as publicly reported in the Company’s financial statements. The percentage achieved was determined by comparing the actual consolidated revenue from continuing operations to the Board approved Revenue Target from continuing operations, which was $85,000,000. The Board reserved the right to modify or change the Revenue Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)

EBITDA was defined as earnings before interest, taxes, depreciation, and amortization from continuing operations, excluding PF Medical. The percentage achieved was determined by comparing the actual EBITDA to the Board approved EBITDA Target, which was $8,160,000. The Board reserved the right to modify or change the EBITDA Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)

The Health and Safety Incentive Target was based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller submitted a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the AIG Worker’s Compensation Loss Report. Such claims were identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds were established for the annual Incentive Compensation Plan calculation for 2015.

Worker's Compensation	Performance
Claim Number	Target

6	70%-84%
5	85%-99%
4	100%-119%
3	120%-139%
2	140%-159%
1	160% +

4)

Permits or License Violations incentive was earned/determined according to the scale set forth below:  An “official notice of non-compliance” was defined as an official communication from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which resulted in a facility’s implementation of corrective action(s).

Permit and	Performance
License Violations	Target

6	70%-84%
5	85%-99%
4	100%-119%
3	120%-139%
2	140%-159%
1	160% +

5)	No performance incentive compensation was payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 70% of the EBITDA Target was achieved.

2015 MIP Targets

As discussed above, 2015 MIPs approved for the CEO, COO, and CFO by the Compensation Committee award cash compensation based on achievement of performance targets which include Revenue and EBITDA Targets as approved by our Board. The Revenue Target of $85,000,000 and EBITDA Target of $8,160,000 set forth in the 2015 MIPs were based on our Board approved 2015 budget subject to certain adjustments by the Board. In formulating the Revenue Target of $85,000,000, the Board considered 2014 results, current economic conditions, and forecasts for 2015 government (U.S. Department of Energy or “DOE”) spending. The Compensation Committee believed the performance targets were likely to be achieved, but not assured.

Compensation Earned Under 2015 MIPs

The following table sets forth the MIP compensation earned by the CEO, CEO, and CFO for fiscal year 2015 under each MIP. Payment of amounts earned under the 2015 MIPs have been deferred, but is expected to be made no later than the end of the third quarter of 2016.

CEO MIP:
	Performance Target	MIP Compensation
Target Objectives:	Range Achieved	Earned
Revenue	70%-84%	$1,356
EBITDA	85%-99%	40,667
Health & Safety	160%+	20,334
Permit & License Violations	160%+	20,334
Total Performance Compensation		$82,691

COO MIP:
	Performance Target	MIP Compensation
Target Objectives:	Range Achieved	Earned
Revenue	70%-84%	$1,075
EBITDA	85%-99%	32,250
Health & Safety	160%+	16,125
Permit & License Violations	160%+	16,125
Total Performance Compensation		$65,575

CFO MIP:
	Performance Target	MIP Compensation
Target Objectives:	Range Achieved	Earned
Revenue	70%-84%	$1,071
EBITDA	85%-99%	32,136
Health & Safety	160%+	16,068
Permit & License Violations	160%+	16,068
Total Performance Compensation		$65,343

2016 MIPs

On February 4, 2016, the Compensation Committee approved individual MIPs for our CEO, COO, and CFO. The MIPs are effective as of January 1, 2016. Each MIP provides guidelines for the calculation of annual cash incentive based compensation, subject to Compensation Committee oversight and modification. Each MIP awards cash compensation based on achievement of performance thresholds (as discussed below), with the amount of such compensation established as a percentage of base salary. The potential target performance compensation ranges from 5% to 100% or $13,962 to $279,248 of the 2016 base salary for the CEO, 5% to 100% or $10,750 to $215,000 of the 2016 base salary for the COO, and 5% to 100% or $11,033 to $220,667 of the 2016 base salary for the CFO.

Performance compensation is to be paid on or about 90 days after the end of the preceding fiscal year, based on finalization of our audited financial statements for 2016. If the MIP participant’s employment with the Company is voluntarily or involuntarily terminated prior to a regularly scheduled MIP compensation payment date, no MIP payment will be payable for and after such period.

The Compensation Committee retains the right to modify, change or terminate each MIP and may adjust the various target amounts described below, at any time and for any reason.

The total performance compensation paid to the CEO, COO, and CFO as a group is not to exceed 50% of the Company’s pre-tax net income (exclusive of PF Medical) prior to the calculation of performance compensation.

The following describes the principal terms of each MIP:

CEO MIP:

2016 CEO performance compensation is based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives during fiscal year 2016 from our continuing operations (excluding PF Medical). The Compensation Committee believes performance compensation payable under each of the 2016 MIPs as discussed herein and below should be based on achievement of EBITDA Target, as this target provides better indicator of operating performance as it excludes certain non-cash items. EBITDA has certain limitations as it does not reflect all items of income or cash flows that affect the Company’s financial performance under GAAP. At achievement of 70% to 119% of the Revenue and EBITDA Targets, the potential performance compensation is payable at 5% to 50% of the base salary, of which 60% is based on EBITDA goal, 10% on revenue goal, 15% on the number of health and safety claim incidents that occur during fiscal year 2016, and the remaining 15% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occur during the fiscal year 2016.  Upon achievement of over 119% of the Revenue and EBITDA Targets, with potential performance compensation payable at over 50% to 100% of the base salary, the amount of total performance compensation payable is based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components is based on our Board approved Revenue Target and EBITDA Target. The 2016 target performance incentive compensation for our CEO is as follows:

Annualized Base Pay:	$279,248
Performance Incentive Compensation Target (at 100% of MIP):	$139,624
Total Annual Target Compensation (at 100% of MIP):	$418,872

				TARGET

Revenue Target	<$56,000,000	$56,000,000	$68,000,000	$80,000,000	$96,000,000	$112,000,000	$128,000,000
EBITDA Target	<$6,370,000	$6,370,000	$7,735,000	$9,100,000	$10,920,000	$12,740,000	$14,560,000

% of Performance Incentive Target	0%	10%	50%	100%	130%	170%	200%
% of Target Achieved	<70%	70%-84%	85%-99%	100%-119%	120%-139%	140%-159%	160%	+

Revenue	$-	$1,397	$6,981	$13,962	$19,945	$27,924	$33,908
EBITDA	-	8,377	41,887	83,774	119,678	167,549	203,452
Health and Safety	-	2,094	10,472	20,944	20,944	20,944	20,944
Permit & License Violations	-	2,094	10,472	20,944	20,944	20,944	20,944
	$-	$13,962	$69,812	$139,624	$181,511	$237,361	$279,248

1)

Revenue is defined as the total consolidated third party top line revenue from continuing operations as publicly reported in the Company’s financial statements. The percentage achieved is determined by comparing the actual consolidated revenue from continuing operations to the Board approved Revenue Target from continuing operations, which is $80,000,000. The Board reserves the right to modify or change the Revenue Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)

EBITDA is defined as earnings before interest, taxes, depreciation, and amortization from continuing operations, excluding PF Medical. The percentage achieved is determined by comparing the actual EBITDA to the Board approved EBITDA Target, which is $9,100,000. The Board reserves the right to modify or change the EBITDA Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)	The Health and Safety Incentive Target is based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller will submit a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the Worker’s Compensation Loss Report provided by the company’s carrier or broker. Such claims will be identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds has been established for the annual Incentive Compensation Plan calculation for 2016.

Claim Number	Target

6	70%-84%
5	85%-99%
4	100%-119%
3	120%-139%
2	140%-159%
1	160% +

4)

Permits or License Violations incentive is earned/determined according to the scale set forth below:  An “official notice of non-compliance” is defined as an official communication from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which results in a facility’s implementation of corrective action(s).

Permit and	Performance
License Violations	Target

6	70%-84%
5	85%-99%
4	100%-119%
3	120%-139%
2	140%-159%
1	160% +

5)	No performance incentive compensation will be payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 70% of the EBITDA Target is achieved

COO MIP:

2016 COO performance compensation is based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives during fiscal year 2016 from our continuing operations (excluding PF Medical). At achievement of 70% to 119% of the Revenue and EBITDA Targets, the potential performance compensation is payable at 5% to 50% of the base salary, of which 60% is based on EBITDA goal, 10% on revenue goal, 15% on the number of health and safety claim incidents that occur during fiscal year 2016, and the remaining 15% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occur during the fiscal year 2016.  Upon achievement of over 119% of the Revenue and EBITDA Targets, with potential performance compensation payable at over 50% to 100% of the base salary, the amount of total performance compensation payable is based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components is based on our Board approved Revenue Target and EBITDA Target. The 2016 target performance incentive compensation for our COO is as follows:

Annualized Base Pay:	$215,000
Performance Incentive Compensation Target (at 100% of MIP):	$107,500
Total Annual Target Compensation (at 100% of MIP):	$322,500

				TARGET

Revenue Target	<$56,000,000	$56,000,000	$68,000,000	$80,000,000	$96,000,000	$112,000,000	$128,000,000
EBITDA Target	<$6,370,000	$6,370,000	$7,735,000	$9,100,000	$10,920,000	$12,740,000	$14,560,000

% of Performance Incentive Target	0%	10%	50%	100%	130%	170%	200%
% of Target Achieved	<70%	70%-84%	85%-99%	100%-119%	120%-139%	140%-159%	160%	+

Revenue	$-	$1,074	$5,374	$10,750	$15,357	$21,500	$26,107
EBITDA	-	6,450	32,250	64,500	92,143	129,000	156,643
Health and Safety	-	1,613	8,063	16,125	16,125	16,125	16,125
Permit & License Violations	-	1,613	8,063	16,125	16,125	16,125	16,125
	$-	$10,750	$53,750	$107,500	$139,750	$182,750	$215,000

1)

Revenue is defined as the total consolidated third party top line revenue from continuing operations as publicly reported in the Company’s financial statements. The percentage achieved is determined by comparing the actual consolidated revenue from continuing operations to the Board approved Revenue Target from continuing operations, which is $80,000,000. The Board reserves the right to modify or change the Revenue Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)

EBITDA is defined as earnings before interest, taxes, depreciation, and amortization from continuing operations, excluding PF Medical. The percentage achieved is determined by comparing the actual EBITDA to the Board approved EBITDA Target, which is $9,100,000. The Board reserves the right to modify or change the EBITDA Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)	The Health and Safety Incentive Target is based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller will submit a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the Worker’s Compensation Loss Report provided by the company’s carrier or broker. Such claims will be identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds has been established for the annual Incentive Compensation Plan calculation for 2016.

Claim Number	Target

6	70%-84%
5	85%-99%
4	100%-119%
3	120%-139%
2	140%-159%
1	160% +

4)

Permits or License Violations incentive is earned/determined according to the scale set forth below:  An “official notice of non-compliance” is defined as an official communication from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which results in a facility’s implementation of corrective action(s).

Permit and	Performance
License Violations	Target

6	70%-84%
5	85%-99%
4	100%-119%
3	120%-139%
2	140%-159%
1	160% +

5)	No performance incentive compensation will be payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 70% of the EBITDA Target is achieved.

CFO MIP:

2016 CFO performance compensation is based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives during fiscal year 2016 from our continuing operations (excluding PF Medical). At achievement of 70% to 119% of the Revenue and EBITDA Targets, the potential performance compensation is payable at 5% to 50% of the base salary, of which 60% is based on EBITDA goal, 10% on revenue goal, 15% on the number of health and safety claim incidents that occur during fiscal year 2016, and the remaining 15% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occur during the fiscal year 2016.  Upon achievement of over 119% of the Revenue and EBITDA Targets, with potential performance compensation payable at over 50% to 100% of the base salary, the amount of total performance compensation payable is based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components is based on our Board approved Revenue Target and EBITDA Target. The 2016 target performance incentive compensation for our CFO is as follows:

Annualized Base Pay:	$220,667
Performance Incentive Compensation Target (at 100% of MIP):	$110,334
Total Annual Target Compensation (at 100% of MIP):	$331,001

				TARGET

Revenue Target	<$56,000,000	$56,000,000	$68,000,000	$80,000,000	$96,000,000	$112,000,000	$128,000,000
EBITDA Target	<$6,370,000	$6,370,000	$7,735,000	$9,100,000	$10,920,000	$12,740,000	$14,560,000

% of Performance Incentive Target	0%	10%	50%	100%	130%	170%	200%
% of Target Achieved	<70%	70%-84%	85%-99%	100%-119%	120%-139%	140%-159%	160%	+

Revenue	$-	$1,103	$5,517	$11,034	$15,762	$22,067	$26,795
EBITDA	-	6,620	33,100	66,200	94,572	132,400	160,772
Health and Safety	-	1,655	8,275	16,550	16,550	16,550	16,550
Permit & License Violations	-	1,655	8,275	16,550	16,550	16,550	16,550
	$-	$11,033	$55,167	$110,334	$143,434	$187,567	$220,667

1)

Revenue is defined as the total consolidated third party top line revenue from continuing operations as publicly reported in the Company’s financial statements. The percentage achieved is determined by comparing the actual consolidated revenue from continuing operations to the Board approved Revenue Target from continuing operations, which is $80,000,000. The Board reserves the right to modify or change the Revenue Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)

EBITDA is defined as earnings before interest, taxes, depreciation, and amortization from continuing operations, excluding PF Medical. The percentage achieved is determined by comparing the actual EBITDA to the Board approved EBITDA Target, which is $9,100,000. The Board reserves the right to modify or change the EBITDA Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)

The Health and Safety Incentive Target is based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller will submit a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the Worker’s Compensation Loss Report provided by the company’s carrier or broker. Such claims will be identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds has been established for the annual Incentive Compensation Plan calculation for 2016.

Claim Number	Target

6	70%-84%
5	85%-99%
4	100%-119%
3	120%-139%
2	140%-159%
1	160% +

4)

Permits or License Violations incentive is earned/determined according to the scale set forth below:  An “official notice of non-compliance” is defined as an official communication from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which results in a facility’s implementation of corrective action(s).

Permit and	Performance
License Violations	Target

6	70%-84%
5	85%-99%
4	100%-119%
3	120%-139%
2	140%-159%
1	160% +

5)	No performance incentive compensation will be payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 70% of the EBITDA Target is achieved.

2016 MIP Targets

As discussed above, 2016 MIPs approved for the CEO, COO, and CFO by the Compensation Committee will award cash compensation based on achievement of performance targets which included Revenue and EBITDA Targets as approved by our Board. The Revenue Target of $80,000,000 and EBITDA Target of $9,100,000 set forth in the 2016 MIPs are based on our Board approved 2016 budget subject to certain adjustments by the Board. In formulating the Revenue Target of $80,000,000, the Board considered 2015 results, current economic conditions, and forecasts for 2016 government (U.S DOE) spending. The Compensation Committee believes the performance targets are likely to be achieved, but not assured.

Long-Term Incentive Compensation

Employee Stock Option Plan

The 2010 Stock Option Plan (the “2010 Option Plan”) encourages participants to focus on long-term performance and provides an opportunity for executive officers and certain designated key employees to increase their stake in the Company. Stock options succeed by delivering value to the executive only when the value of our stock increases. The 2010 Option Plan authorizes the grant of Non-Qualified Stock Options (“NQSOs”) and Incentive Stock Options (“ISOs”) for the purchase of our Common Stock.

The Compensation Committee believes that options granted under the 2010 Option Plan enable the Company to:

●	enhance the link between the creation of stockholder value and long-term executive incentive compensation;

●	provide an opportunity for increased equity ownership by executives; and

●	maintain competitive levels of total compensation.

Stock option award levels are determined based on market data, vary among participants based on their positions with us and are granted generally at the Compensation Committee’s regularly scheduled August or September meeting. Newly hired or promoted executive officers who are eligible to receive options are generally awarded such options at the next regularly scheduled Compensation Committee meeting following their hire or promotion date.

Options are awarded with an exercise price equal to or not less than the closing price of the Company’s Common Stock on the date of the grant as reported on the NASDAQ. In certain limited circumstances, the Compensation Committee may grant options to an executive at an exercise price in excess of the closing price of the Company’s Common Stock on the grant date. In 2015, no options were granted to any employees.

Pursuant to the 2010 Stock Option plan, vesting of option awards ceases upon termination of employment and exercise right of the vested option amount ceases upon three months from termination of employment except in the case of death or retirement (subject to a six month limitation), or disability (subject to a one year limitation). Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option.

In the event of a “change of control” (as defined in the 2010 Stock Option Plan) of the Company, each outstanding option and award granted under the plans shall immediately become exercisable in full notwithstanding the vesting or exercise provisions contained in the stock option agreement.

Accounting for Stock-Based Compensation

We account for stock-based compensation in accordance with ASC 718, “Compensation – Stock Compensation.” ASC 718 establishes accounting standards for entity exchanges of equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. ASC 718 requires all stock-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. The Company uses the Black-Scholes option-pricing model to determine the fair-value of stock-based awards which requires subjective assumptions. Assumptions used to estimate the fair value of stock options granted include the exercise price of the award, the expected term, the expected volatility of the Company’s stock over the option’s expected term, the risk-free interest rate over the option’s expected term, and the expected annual dividend yield.

We recognize stock-based compensation expense using a straight-line amortization method over the requisite period, which is the vesting period of the stock option grant. As ASC 718 requires that stock-based compensation expense be based on options that are ultimately expected to vest, our stock-based compensation expense is reduced at an estimated forfeiture rate. Our estimated forfeiture rate is generally based on historical trends of actual forfeitures. Forfeiture rates are evaluated, and revised as necessary.

Retirement and Other Benefits

401(k) Plan

We adopted the Perma-Fix Environmental Services, Inc. 401(k) Plan (the “401(k) Plan”) in 1992, which is intended to comply with Section 401 of the Internal Revenue Code and the provisions of the Employee Retirement Income Security Act of 1974. All full-time employees who have attained the age of 18 are eligible to participate in the 401(k) Plan. Eligibility is immediate upon employment but enrollment is only allowed during four quarterly open periods of January 1, April 1, July 1, and October 1. Participating employees may make annual pretax contributions to their accounts up to 100% of their compensation, up to a maximum amount as limited by law. We, at our discretion, may make matching contributions based on the employee’s elective contributions. Company contributions vest over a period of five years. Effective June 15, 2012, we suspended our matching contribution in an effort to reduce costs in light of the economic environment. The Company commenced matching fund contributions effective January 1, 2015. In 2015, the Company contributed approximately $303,000 in 401(k) matching funds, of which approximately $14,000 was for our NEOs (see the “Summary Compensation” table in this section for 401(k) matching fund contributions made for the NEOs).

Perquisites and Other Personal Benefits

The Company provides executive officers with limited perquisites and other personal benefits (health/disability/life insurance) that the Company and the Compensation Committee believe are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to executive officers. The executive officers are provided an auto allowance.

Consideration of Stockholder Say-On-Pay Advisory Vote.

At our Annual Meeting of Stockholders held on September 17, 2015, our stockholders voted, on a non-binding, advisory basis, on the compensation of our NEOs for 2014. A substantial majority (approximately 98%) of the total votes cast on our say-on-pay proposal at that meeting approved the compensation of our NEOs for 2014 on a non-binding, advisory basis. The Compensation Committee and the Board believes that this affirms our stockholders’ support of our approach to executive compensation. The Compensation Committee expects to continue to consider the results of future stockholder say-on-pay advisory votes when making future compensation decisions for our NEOs.

Appointment of Mr. Mark Duff, Executive Vice President

On May 15, 2016, the Board appointed Mr. Mark Duff to the position of Executive Vice President, effective June 13, 2016. The terms of Mr. Duff’s compensation are as follows:

●	Annual base salary of $267,000;
●	Eligibility to participate in the Company’s performance incentive compensation bonus program, subject to recommendation by the Compensation Committee and approval by the Board of Directors;
●

Incentive stock options for the purchase of up to 50,000 shares of the Company’s Common Stock at an exercise price of $3.97 per share, which was the fair market value of the Company’s Common Stock on the date of Mr. Duff’s acceptance of employment. The options have a contractual term of six years with one-third yearly vesting over a three year period;

●	Up to $40,000 relocation expenses; and
●	Car allowance of $750 per month.

Equity Compensation Plans

The following table sets forth information as of December 31, 2015, with respect to our equity compensation plans.

	Equity Compensation Plan
Plan Category	Number of securities to be issued upon exercise of outstanding options warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans Approved by stockholders	218,200	$7.65	345,206
Equity compensation plans not Approved by stockholders	—	—	—
Total	218,200	$7.65	345,206

Compensation Risk Assessment

In reviewing our executive compensation program, the Company considers whether the program encourages unnecessary or excessive risk taking and has concluded that its compensation policies do not create risks that are reasonably likely to have a material adverse effect on the Company. This conclusion was based on the assessment performed by the Company, with input from the Company’s executive management and its outside securities counsel. The Company’s assessment included consideration of Item 402(s) as discussed between the Company’s management following in depth discussions of Item 402(s) with our outside securities counsel. In conducting the Company’s risk assessment, numerous factors were considered, including:

●

the Company does not offer significant short-term incentives that would reasonably be considered as motivating high-risk investments or other conduct that is not consistent with the long term goals of the Company;

●	the mix between short-term and long-term compensation;

●	the type of equity awards granted to employees and level of equity and equity award holdings; and

●	the historical emphasis at the Company on long-term growth and profitability over short-term gains.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Security Ownership of Certain Beneficial Owners

The table below sets forth information as to the shares of Common Stock beneficially owned as of June 9, 2016, by each person known by us to be the beneficial owners of more than 5% of any class of our voting securities.

Name of Beneficial Owner	Title Of Class	Amount and Nature of Ownership	Percent Of Class (1)
Heartland Advisors, Inc. (2)	Common	1,778,462	15.4%

(1) The number of shares and the percentage of outstanding Common Stock shown as beneficially owned by a person are based upon 11,574,331 shares of Common Stock outstanding on June 9, 2016, and the number of shares of Common Stock which such person has the right to acquire beneficial ownership of within 60 days. Beneficial ownership by our stockholders has been determined in accordance with the rules promulgated under Section 13(d) of the Exchange Act.

(2) This information is based on the Schedule 13F, filed with the Securities and Exchange Commission on May 3, 2016, which provides that Heartland Advisors, Inc., an investment advisor, has dispositive power over all of these shares but shared voting power over 1,619,355 of such shares and no voting power over 159,107 of the shares. The address of Heartland Advisors, Inc. is 789 North Water Street, Milwaukee, WI 53202.

Additionally, another institutional holder, Capital Bank—GRAWE Gruppe AG (“Capital Bank”), which owns of record as of May 20, 2016, an aggregate 1,175,953 shares of our Common Stock, has represented to us that:

●	As of May 20, 2016, Capital Bank holds of record as a nominee for, and as an agent of, certain accredited investors, 1,175,953 shares of our Common Stock;
●

All of our shares of Common Stock held in the name of Capital Bank, as agent of and nominee for its investors, were acquired directly from us in private placement transactions, or as a result of conversions of our preferred stock or exercise of our warrants (collectively, “Private Placement Transactions”), and all of our shares acquired in Private Placement Transactions by Capital Bank were acquired for and on behalf of accredited investors;

●

During 2015 and the first five months of 2016, Capital Bank acquired, as agent for and nominee of, certain of its investors, shares of our Common Stock in open market transactions (“Open Market Transactions”);

●

None of Capital Bank's investors beneficially own more than 4.9% of our Common Stock and to its best knowledge, as far as stocks held in accounts with Capital Bank, none of Capital Bank’s investors act together as a group or otherwise act in concert for the purpose of voting on matters subject to the vote of our stockholders or for purpose of dispositive or investment of such stock;

●	Capital Bank's investors maintain full voting and dispositive power over the Common Stock beneficially owned by such investors;
●	Capital Bank has neither voting nor investment power over the shares of Common Stock owned by Capital Bank, as agent for its investors;
●

Capital Bank believes that it is not required to file reports under Section 16(a) of the Exchange Act or to file either Schedule 13D or Schedule 13G in connection with the shares of our Common Stock registered in the name of Capital Bank; and

●

Capital Bank is not the beneficial owner, as such term is defined in Rule 13d-3 of the Exchange Act, of the shares of Common Stock registered in Capital Bank’s name because (a) Capital Bank holds the Common Stock as a nominee only, (b) Capital Bank has neither voting nor investment power over such shares, and (c) Capital Bank has not nominated or sought to nominate, and does not intend to nominate in the future, any person to serve as a member of our Board.

Notwithstanding the previous paragraph, if Capital Bank's representations to us described above are incorrect or if Capital Bank's investors are acting as a group, then Capital Bank or a group of Capital Bank's investors could be a beneficial owner of more than 5% of our voting securities. If Capital Bank is deemed the beneficial owner of such shares, the following table sets forth information as to the shares of voting securities that Capital Bank may be considered to beneficially own on May 20, 2016:

Name of Record Owner	Title Of Class	Amount and Nature of Ownership	Percent Of Class (*)
Capital Bank Grawe Gruppe	Common	1,175,953(+)	10.2%

(*) This calculation is based upon 11,574,331 shares of Common Stock outstanding on June 9, 2016, plus the number of shares of Common Stock which Capital Bank, as agent for certain accredited investors has the right to acquire within 60 days, which is none.

(+) This amount is the number of shares that Capital Bank has represented to us that it holds of record as nominee for, and as an agent of, certain of its accredited investors. As of the date of this report, Capital Bank has no warrants or options to acquire, as agent for certain investors, additional shares of our Common Stocks. Although Capital Bank is the record holder of the shares of Common Stock described in this note, Capital Bank has advised us that it does not believe it is a beneficial owner of the Common Stock or that it is required to file reports under Section 16(a) or Section 13(d) of the Exchange Act. Because Capital Bank (a) has advised us that it holds the Common Stock as a nominee only and that it does not exercise voting or investment power over the Common Stock held in its name and that no one investor of Capital Bank for which it holds our Common Stock holds more than 4.9% of our issued and outstanding Common Stock and (b) has not nominated, and has not sought to nominate, and does not intend to nominate in the future, any person to serve as a member of our Board, we do not believe that Capital Bank is our affiliate. Capital Bank's address is Burgring 16, A-8010 Graz, Austria.

Security Ownership of Management

The following table sets forth information as to the shares of voting securities beneficially owned as of June 9, 2016, by each of our Directors and NEOs and by all of our Directors and NEOs as a group. Beneficial ownership has been determined in accordance with the rules promulgated under Section 13(d) of the Exchange Act. A person is deemed to be a beneficial owner of any voting securities for which that person has the right to acquire beneficial ownership within 60 days.

	Amount and Nature
Name of Beneficial Owner (2)	of Beneficial Owner (1)		Percent of Class (1)
Dr. Louis F. Centofanti (3)	217,025	(3)	1.88%
John M. Climaco (4)	22,763	(4)	*
Dr. Gary Kugler (5)	32,349	(5)	*
Jack Lahav (6)	215,511	(6)	1.86%
Joe R. Reeder (7)	138,663	(7)	1.20%
Larry M. Shelton (8)	89,661	(8)	*
Mark A. Zwecker (9)	157,048	(9)	1.35%
Ben Naccarato (10)	1,000	(10)	*
John Lash (11)	31,000	(11)	*
Directors and Executive Officers as a Group (9 persons)	905,020	(12)	7.72%

*Indicates beneficial ownership of less than one percent (1%).

(1) See footnote (1) of the table under “Security Ownership of Certain Beneficial Owners.”

(2) The business address of each person, for the purposes hereof, is c/o Perma-Fix Environmental Services, Inc., 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350.

(3) These shares include (i) 154,225 shares held of record by Dr. Centofanti, and (iii) 62,800 shares held by Dr. Centofanti's wife. Dr. Centofanti has sole voting and investment power of these shares, except for the shares held by Dr. Centofanti's wife, over which Dr. Centofanti shares voting and investment power. Dr. Centofanti also owns 700 shares of PF Medical’s Common Stock.

(4) Mr. Climaco has sole voting and investment power over these shares which include: (i) 14,363 shares of Common Stock held of record by Mr. Climaco, and (ii) options to purchase 8,400 shares, which are immediately exercisable.

(5) Dr. Kugler has sole voting and investment power over these shares which include: (i) 27,549 shares of Common Stock held of record by Dr. Kugler, and (ii) options to purchase 4,800 shares, which are immediately exercisable.

(6) Mr. Lahav has sole voting and investment power over these shares which include: (i) 191,511 shares of Common Stock held of record by Mr. Lahav, and (ii) options to purchase 24,000 shares, which are immediately exercisable.

(7) Mr. Reeder has sole voting and investment power over these shares which include: (i) 114,663 shares of Common Stock held of record by Mr. Reeder, and (ii) options to purchase 24,000 shares, which are immediately exercisable.

(8) Mr. Shelton has sole voting and investment power over these shares which include: (i) 62,061 shares of Common Stock held of record by Mr. Shelton, and (ii) options to purchase 27,600 shares, which are immediately exercisable. Mr. Shelton also owns 750 shares of PF Medical’s Common Stock.

(9) Mr. Zwecker has sole voting and investment power over these shares which include: (i) 133,048 shares of Common Stock held of record by Mr. Zwecker, and (ii) options to purchase 24,000 shares, which are immediately exercisable.

(10) Mr. Naccarato has sole voting and investment power over these shares which include: 1,000 shares held of record by Mr. Naccarato. Mr. Naccarato also owns 100 shares of PF Medical’s Common Stock.

(11) Mr. Lash has sole voting and investment power over these shares which include: 1,000 shares held of record by Mr. Lash, and (ii) options to purchase 15,000 shares, which are immediately exercisable and options to purchase 15,000 shares which are exercisable on July 10, 2016.

(12)Amount includes 127,800 options, which are immediately exercisable to purchase 127,800 shares of Common Stock and 15,000 options which are exercisable on July 10, 2016 to purchase 15,000 shares of Common Stock.

PROPOSAL 2 - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Company’s Board of Directors appointed Grant Thornton LLP (“Grant Thornton”) as the independent registered public accounting firm to audit the consolidated financial statements of the Company for fiscal year 2016. Grant Thornton has been the Company’s independent registered public accounting firm since July 9, 2014. It is expected that representatives of Grant Thornton will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to answer appropriate questions.

During the Company’s fiscal years ended December 31, 2013, and through July 9, 2014, neither the Company, nor anyone on its behalf, consulted with Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement or a reportable event.

The affirmative vote of the holders of a majority of the Common Stock present in person or by proxy at the Meeting and entitled to vote is required for adoption of this proposal.

Stockholder ratification of the selection of Grant Thornton as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws. However, the Company is submitting the selection of Grant Thornton to the stockholders for ratification as a matter of good corporate practice. In the event the stockholders fail to ratify the selection, the Audit Committee of the Board of Directors will reconsider whether or not to retain Grant Thornton.

The following table reflects the aggregate fees for the audit and other services provided by Grant Thornton, the Company’s independent registered public accounting firm, for fiscal years 2015 and 2014:

Fee Type	2015	2014

Audit Fees(1)	$340,000	347,000

Tax Fees (2)	136,000	—
Total	$476,000	347,000

(1) Audit fees consist of audit work performed in connection with the annual financial statements, the reviews of unaudited quarterly financial statements, and work generally only the independent registered accounting firm can reasonable provide, such as consents and review of regulatory documents filed with the Securities and Exchange Commissions.

(2) Fees for income tax planning, filing, and consulting.

The Audit Committee of the Company's Board of Directors has considered whether Grant Thornton’s provision of the services described above for the fiscal years 2015 and 2014 was compatible with maintaining its independence.

Engagement of the Independent Auditor

The Audit Committee approves in advance all engagements with the Company’s independent accounting firm to perform audit or non-audit services for us. All services under the headings Audit Fees and Tax Fees were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X of the Exchange Act. The Audit Committee's pre-approval policy provides as follows:

●

The Audit Committee will review and pre-approve on an annual basis all audits, audit-related, tax and other services, along with acceptable cost levels, to be performed by the independent accounting firm and any member of the independent accounting firm’s alliance network of firms, and may revise the pre-approved services during the period based on later determinations. Pre-approved services typically include: audits, quarterly reviews, regulatory filing requirements, consultation on new accounting and disclosure standards, employee benefit plan audits, reviews and reporting on management's internal controls and specified tax matters.

●	Any proposed service that is not pre-approved on the annual basis requires a specific pre-approval by the Audit Committee, including cost level approval.
●

The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee members. The delegated member must report to the Audit Committee, at the next Audit Committee meeting, any pre-approval decisions made.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” RATIFICATION OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

As previously disclosed by the Company, on June 25, 2014, the Audit Committee approved the dismissal of BDO USA, LLP (“BDO”) as the Company’s independent registered accounting firm. The primary reason for the dismissal of BDO was due to the Company’s desire to reduce its overall cost of the external audit function.

The audit reports of BDO on the consolidated financial statements of the Company as of December 31, 2013, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except the audit report of BDO on the Company’s financial statements for the fiscal year ended December 31, 2013, raised substantial doubt about the Company’s ability to continue as a going concern, noting that the Company had suffered declining revenues, recurring losses from operations and had a net working capital deficiency that raised substantial doubt about its ability to continue as a going concern.

During the Company’s fiscal year ended December 31, 2013, and through June 25, 2014, there were no disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to BDO’s satisfaction, would have caused BDO to make reference to the matter in connection with its report on the Company’s consolidated financial statements for the relevant periods. Additionally, during the Company’s fiscal year ended December 31, 2013, and through June 25, 2014, there have been no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K.

The Company requested that BDO furnish the Company with a letter addressed to the Commission stating whether or not it agrees with the above statement. A copy of such letter, dated June 30, 2014, was filed as Exhibit 16.1 to our Form 8-K filed with the Commission on July 1, 2014.

PROPOSAL 3 – APPROVAL, BY AN ADVISORY (NON-BINDING) VOTE, OF THE 2015 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934 (“Exchange Act”), we are providing stockholders with an advisory (non-binding) vote on the approval of the 2015 compensation of our named executive officers (this vote is sometimes referred to as “say on pay”). The Company submits such a “say on pay” vote to stockholders annually. Accordingly, you may vote on the following resolution at the 2016 annual meeting:

“RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation paid to the Company’s named executive officers in 2015, as disclosed pursuant to Item 402 of Regulation S-K, the accompanying compensation tables, and the related narrative discussion, in the Company’s 2016 Proxy Statement.”

As described in this Proxy Statement, our executive compensation programs are designed to enable us to attract, motivate, and retain executive talent, who are critical to our success. Our compensation is centered around a pay-for-performance philosophy. We believe that our executive compensation program, with its balance of cash incentives designed to reward achievement of key performance goals set for the year and longer-term equity based incentives, compensates our executives for performance directly linked to stockholder value creation.

The vote on this Proposal 3 is not intended to address any specific element of compensation and is advisory, which means that the vote is not binding on the Company, our Board of Directors, and the Compensation Committee. However, our Board of Directors and our Compensation Committee value the opinions of our stockholders and will review the voting results in connection with their ongoing evaluation of the Company’s compensation program and will consider the outcome of the vote when making future compensation decisions.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL, BY ADVISORY (NON-BINDING) VOTE, OF THE 2015 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

STOCKHOLDER PROPOSALS FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS

In order to be considered for inclusion in our proxy materials, you must submit proposals for next year's annual meeting in writing to our Secretary at our executive offices at 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350, on or prior to February 23, 2017. Such proposals also must comply with Rule 14a-8 under the Securities Exchange Act of 1934.

In accordance with our Bylaws, a stockholder who intends to submit a proposal for consideration, but not for inclusion in our proxy materials, must provide written notice of the matter to our Secretary at 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350, not less than 90 days nor more than 120 days prior to the first anniversary date of the immediately preceding annual meeting of stockholders. As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of our Bylaws (and not pursuant to Rule 14a-8 under the Securities Exchange Act of 1934) must be received no earlier than March 30, 2017, and no later than April 29, 2017.

OTHER MATTERS

Other Business

The Board of Directors has no knowledge of any business to be presented for consideration at the Meeting other than as described above. Should any such matters properly come before the Meeting or any adjournment thereof, the persons named in the enclosed Proxy Card will have discretionary authority to vote such proxy in accordance with their best judgment on such matters and with respect to matters incident to the conduct of the Meeting.

Annual Report on Form 10-K

A copy of the Company’s 2015 Annual Report accompanies this Proxy Statement. Upon written request, the Company will send you, without charge, a copy of its Annual Report on Form 10-K (without exhibits) for the fiscal year ended December 31, 2015, including the financial statements and schedules, which the Company has filed with the Securities and Exchange Commission. Copies of the exhibits to the Form 10-K are available upon written request, but a reasonable fee per page will be charged to the requesting stockholder. Each written request must set forth a good faith representation that, as of the record date, the person making the request was a beneficial owner of the Company’s Common Stock entitled to vote at the Meeting. Stockholders should direct the written request to the Company’s Chief Financial Officer at 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held July 28, 2016

Our 2016 Proxy Materials and Annual Report to Stockholders for the fiscal year 2015 are available at

http://www.cstproxy.com/perma-fix/2016

In order to assure the presence of the necessary quorum at the Meeting, please sign and mail the enclosed Proxy Card promptly in the envelope provided. No postage is required if mailed within the United States. The signing of the Proxy Card will not prevent your attending the Meeting and voting in person, should you so desire.

Order of the Board of Directors

Ben Naccarato
Secretary
Atlanta, Georgia
June 23, 2016

YOUR VOTE IS IMPORTANT. PLESE VOTE TODAY.

Vote by Internet - QUICK ★★★EASY ★★★ IMMEDIATE

24 Hours a Day, 7 Days a Week or by Mail

PermaFix® environmental services
A Nuclear Services and Waste Management Company

As a stockholder of Perma-Fix Environmental Services, Inc., you have the option of voting your shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet must be received by 7:00 p.m., Eastern Daylight Saving Time, on July 27, 2016.

INTERNET/MOBILE -
www.cstproxyvote.com
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL - Mark, sign, and date your proxy card below, detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

▼ FOLD HERE * DO NOT SEPARATE * INSERT IN ENVELOPE PROVIDED ▼

PROXY

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE IN ITEMS 1, 2, AND 3. IF THE UNDERSIGNED MAKES NO SPECIFICATIONS, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2, AND 3 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM 4.

Please mark your votes like this **X**

1. ELECTION OF DIRECTORS **(To withhold authority to vote for an individual nominee, strike through the nominee's name below)** — FOR ☐ WITHHOLD AUTHORITY ☐

01 Dr. Louis F. Centofanti
02 John M. Climaco
03 Dr. Gary Kugler
04 Jack Lahav
05 Joe R. Reeder
06 Larry M. Shelton
07 Mark A. Zwecker

2 RATIFY THE APPOINTMENT OF GRANT THORNTON, LLP AS THE INDEPENDENT REGISTERED ACCOUNTING FIRM FOR FISCAL YEAR 2016 — FOR ☐ AGAINST ☐ ABSTAIN ☐

3 APPROVE, BY NON-BINDING VOTE, THE 2015 COMPENSATION OF NAMED EXECUTIVE OFFICERS. — FOR ☐ AGAINST ☐ ABSTAIN ☐

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature ______________________ Signature ______________________ Date __________

Please sign exactly as your name appears herein, date and return this Proxy Card promptly, using the self-addressed, prepaid envelope enclosed for your convenience. Please correct your address before returning this Proxy Card. Persons signing in fiduciary capacity should indicate that fact and give their full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person. If joint tenants, both should sign.

PermaFix®
environmental services
A Nuclear Services and Waste Management Company

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held July 28, 2016. The Proxy Statement and our 2015 Annual Report to Stockholders are available at:

http://www.cstproxy.com/perma-fix/2016

▼ FOLD HERE * DO NOT SEPARATE * INSERT IN ENVELOPE PROVIDED ▼

PROXY

Perma-Fix Environmental Services, Inc.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Dr. Louis F. Centofanti and Ben Naccarato, and each of them severally, as the undersigned's proxies, with full power of substitution, to attend the Annual Meeting of the Stockholders of Perma-Fix Environmental Services, Inc. (the "Company") at the Crowne Plaza Hotel, Atlanta Airport, 1325 Virginia Avenue, Atlanta, Georgia 30344, at 11:00 a.m. (EDST), on Thursday, July 28, 2016, and at any adjournment of that meeting, and to vote the number of shares of common stock of the Company held in the undersigned's name as of the close of business on June 9, 2016, as designated on the reverse side.

(Continued, and to be marked, dated and signed, on the other side)